                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement  [ ] Confidential, for Use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

       VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND (811-8286)
          VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST (811-4424)
            VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST (811-4746)
      VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST (811-6220)
     VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND (811-2851)
               VAN KAMPEN AMERICAN CAPITAL HARBOR FUND (811-734)

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                   APRIL 1997

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                            MUTUAL FUND SHAREHOLDERS

QUESTIONS
  & ANSWERS
-------------------------------------------------------------------------------
  Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
-------------------------------------------------------------------------------

Q  WHY AM I RECEIVING THIS PROXY STATEMENT?

A Morgan Stanley Group Inc., the indirect corporate parent of your Fund's investment adviser, has entered into an agreement to merge with and into Dean Witter, Discover & Co. Your Fund is seeking shareholder approval on a new investment advisory agreement (and where applicable, a new subadvisory agreement), to take effect following the merger. Certain other proposals also are included in the Proxy Statement. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q  HOW WILL THIS AFFECT MY ACCOUNT?

A You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to. The new investment advisory agreement between your Fund and its investment adviser (and where applicable, its subadvisor) will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees.

Q  WILL MY VOTE MAKE A DIFFERENCE?

A Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A Morgan Stanley Group Inc. or its affiliates will pay for those expenses relating to the shareholder meeting.

Q  WHO DO I CALL IF I HAVE QUESTIONS?

A We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-341-2911 (TDD users call 1-800-421-2833) between 7:00
a.m. and 7:00 p.m. Central time, Monday through Friday.

Q  WHERE DO I MAIL MY PROXY CARD(S)?

A  You may use the enclosed postage-paid envelope or mail your proxy card(s) to:


              Proxy Tabulator
              P.O. Box 9139
              Hingham, MA 02043-9139

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF NEW ADVISORY AGREEMENT -- mark "For," "Against" or "Abstain"

APPROVAL OF NEW SUBADVISORY AGREEMENT (CERTAIN FUNDS ONLY) -- mark "For," "Against" or "Abstain"

ELECTION OF TRUSTEES -- mark "For" or "Withhold"

To withhold authority to vote for any individual nominee, write nominee's name on the line below.

APPROVAL OF AMENDMENTS TO FUNDAMENTAL INVESTMENT POLICIES (CERTAIN FUNDS ONLY) -- mark "For," "Against" or "Abstain"

RATIFICATION OF INDEPENDENT ACCOUNTANTS -- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                    SAMPLE

/X/ PLEASE MARK                      PROXY
    VOTES AS IN
    THIS EXAMPLE    VAN KAMPEN AMERICAN CAPITAL XXXXX FUND
                    JOINT SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                       FOR AGAINST ABSTAIN                                                   FOR AGAINST ABSTAIN
1. The proposal to approve a new       / /   / /     / /              4. The proposal to approve         4A. / /   / /     / /
   investment advisory agreement.                                          certain amendments to the
                                                                           fundamental investment        4B. / /   / /     / /
2. The proposal to approve a new                                           policies of the High
   investment subadvisory agreement:                                       Income Corporate              4C. / /   / /     / /
         2A. with Morgan Stanley       FOR AGAINST ABSTAIN                 Bond Fund.
             Asset Management Inc.;    / /   / /     / /                                                     FOR AGAINST ABSTAIN
         2B. with Van Kampen American                                 5. The proposal to approve an          / /   / /     / /
             Capital Advisors Inc.     / /   / /     / /                   amendment to the fundamental
                                                                           investment policies of the
3. Authority to vote for the election  FOR WITHHOLD                        Harbor Fund.
   as Trustees the nominees            / /   / /                                                             FOR AGAINST ABSTAIN
   named below:                                                       6. As to the proposal to ratify the    / /   / /     / /
                                                                           selection of Price Waterhouse LLP
XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX, XXXXXXX, XXXXXXX,                        to act as the independent public
XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX                                accountants for the Fund's current
                                                                           fiscal year.
   To withhold authority to vote for any individual nominee,
   write the nominee's name on the line below.

   ---------------------------------------------------------

Please be sure to sign and date this Proxy.   Date

Shareholder sign here                    Co-owner sign here


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

April 21, 1997

Dear Van Kampen American Capital Fund Shareholder:

  The enclosed proxy statement relates to a joint meeting of the shareholders of a number of Van Kampen American Capital funds. We are pleased to announce that Morgan Stanley Group Inc., the indirect corporate parent of the investment adviser of your Fund, has entered into a merger agreement with Dean Witter, Discover & Co. Under the terms of the merger agreement, your Fund's investment adviser will become an indirect subsidiary of the merged company, to be named Morgan Stanley, Dean Witter, Discover & Co. Your Fund's investment adviser will continue to provide the Fund with investment advisory and management services following the merger.

  The primary purpose of the shareholder meeting is to permit the shareholders of each Fund to consider a new investment advisory agreement to take effect following the merger. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees. The attached proxy statement seeks shareholder approval on this and other items.

                 Your vote is important and your participation in the governance of your Fund(s) does make a difference.

  The proposals have been unanimously approved by the Board of Trustees of each Fund, who recommend you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF YOUR FUND PROXY FORMS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                          Sincerely,

                                          Dennis J. McDonnell
                                          President

  Dear Van Kampen American Capital Fund Shareholder:

  Each proxy card enclosed in this envelope represents your voting privilege in a separate Van Kampen American Capital Fund. We have grouped your proxy cards together for your convenience and to reduce postage expenses.

  The meeting date for your Van Kampen American Capital Fund is May 28, 1997. Please sign all proxy cards and return them in the postage-paid envelope included with this material.

  We appreciate the prompt return of your proxy cards.

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 28, 1997

  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of each of the Van Kampen American Capital Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Special Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 11:00 a.m., for the following purposes:

1. For each Fund, to approve a new investment advisory agreement;
2.   New Subadvisory Agreements:
     2A. For each of Global Equity Fund, Global Government Fund,
         Global Managed Assets Fund and LIT Global Equity Portfolio, to approve a new investment subadvisory agreement with Morgan Stanley Asset Management Inc.;
     2B. For High Yield Municipal Fund, to approve a new investment subadvisory agreement with Van Kampen American
         Capital Advisors, Inc.;
3. For each Fund, to elect nine trustees to serve until their respective successors are duly elected and qualified;
4.   For the High Income Corporate Bond Fund:
     4A. To approve an amendment to its fundamental investment
         policy regarding unseasoned issuers;
     4B. To approve an amendment to its fundamental investment
         policy regarding diversification;
     4C. To approve an amendment to its fundamental investment
         policy regarding foreign securities;
5. For the Harbor Fund, to approve an amendment to its fundamental investment policies regarding real estate investment trusts;
6.   For each Fund, to ratify the selection of Price Waterhouse
     LLP as independent public accountants for its current fiscal year; and
7. To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of each Fund at the close of business on April 14, 1997 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.
                                    By order of the Board of Trustees

                                    RONALD A. NYBERG,
                                    Vice President and Secretary
April 21, 1997

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2911 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR approval of each new investment advisory agreement;

  - FOR approval of each new investment subadvisory agreement;

  - FOR each of the nominees for the Board of Trustees listed in the Proxy Statement;

  - FOR approval of certain amendments to the fundamental investment policies of the High Income Corporate Bond Fund;

  - FOR approval of an amendment to the fundamental investment policies of the Harbor Fund; and

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 28, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the "Trustees" or "Board of Trustees") of each of the Van Kampen American Capital Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Special Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 11:00 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 21, 1997.

  The primary purpose of the Meeting is to permit each Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("Morgan Stanley"), the indirect parent corporation of each Fund's investment adviser. Pursuant to the Merger Agreement, each Fund's investment adviser will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

  Participating in the Meeting are holders of common shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of each of the Funds. The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated names by which the Funds sometimes are referred to in this Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names. Other Van Kampen American Capital investment companies not listed on Annex A will vote at separate shareholder meetings on proposals substantially similar to the proposals in this Proxy Statement. They will hold separate shareholder meetings because they are supervised by boards of trustees that are not identical to the Board of Trustees of the Funds or their shareholders will consider proposals which do not affect the Funds. If you are a shareholder of Van Kampen American Capital investment companies not listed on Annex A, you will receive one or more additional proxy statements relating to such other shareholder meetings.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                    PROPOSAL                        AFFECTED FUNDS
                    --------                        --------------
1.   Approval of New Advisory Agreement       All Funds
2.   Approval of New Subadvisory Agreements:
     2A. Approval of Subadvisory Agreement    Global Equity Fund
         with Morgan Stanley Asset            Global Government Fund
         Management Inc.                      Global Managed Assets Fund
                                              LIT Global Equity
                                              Portfolio
     2B. Approval of a New Subadvisory        High Yield Municipal Fund
         Agreement with Van Kampen
         American Capital Advisors, Inc.
3.   Election of Trustees                     All Funds
4.   Amendment of Fundamental Investment
     Policies:
     4A. Regarding unseasoned issuers         High Income Corporate Bond
                                              Fund
     4B. Regarding diversification            High Income Corporate Bond
                                              Fund
     4C. Regarding foreign securities         High Income Corporate Bond
                                              Fund
5.   Amendment of Fundamental Investment      Harbor Fund
     Policy Regarding Real Estate Investment
     Trusts
6.   Ratification of Price Waterhouse LLP as  All Funds
     Independent Public Accountants

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2911 OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

VOTING

  The Board of Trustees has fixed the close of business on April 14, 1997, as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposals 1, 2, 4 and 5, the voting requirement is the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act, as the lesser of (i) 67% or more of the voting securities of each respective Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of each respective Fund entitled to vote thereon. With respect to Proposal 3, the affirmative vote of a plurality of the Shares of a Fund present in person or by proxy is necessary to elect each nominee to the Board of Trustees of each Fund. With respect to Proposal 6, the affirmative vote of a majority of the Shares of a Fund present in person or by proxy is necessary to ratify the selection of the independent public accountants for such Fund.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR approval of each new advisory agreement;

  - FOR approval of each new subadvisory agreement;

  - FOR each nominee for the Board of Trustees;

  - FOR amendments to the fundamental investment policies of High Income Corporate Bond Fund;

  - FOR an amendment to the fundamental investment policies of the Harbor Fund; and

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

  All Shares of a Fund affected by a proposal will vote together as a single class on such proposal. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" a proposal and are treated as votes "against" a proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for a proposal is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the meeting. Broker non-votes do not constitute votes "for" and are treated as votes "against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting securities entitled to vote. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 through 6 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS
------------------------------------------------------------------------------

THE ADVISER

  Van Kampen American Capital Asset Management, Inc. ("Asset Management" or the "Adviser") acts as investment adviser for each Fund. The Adviser currently is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a wholly-owned subsidiary of VK/AC Holding, Inc. ("VKAC Holding"). VKAC Holding is an indirect wholly-owned subsidiary of Morgan Stanley. Prior to December 1994, Asset Management provided investment advisory services under the name American Capital Asset Management, Inc. The addresses of VKAC Holding, VKAC and the Adviser are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, Morgan Stanley Asset Management, Inc. a registered investment adviser, and Morgan Stanley & Co. International Limited, provide a wide range of financial services on a global basis. Their principal businesses include: securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indicies; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER DISCOVER

  Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States, as measured by number of accounts and cardmembers, and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("InterCapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. InterCapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional accounts. InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory and administrative capacities to 102 investment companies (the "InterCapital Funds") and other portfolios with net assets under management of approximately $91.4 billion at March 31, 1997.

THE MERGER

  Pursuant to the Merger Agreement, Morgan Stanley will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Following the Merger, the Adviser will be an indirect subsidiary of MSDWD.

  Under the terms of the Merger Agreement, each of Morgan Stanley's common shares will be converted into the right to receive 1.65 shares of MSDWD common stock and each issued and outstanding share of Dean Witter Discover common stock will thereafter represent one share of MSDWD common stock. Following the Merger, Morgan Stanley's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of MSDWD.

  The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both Morgan Stanley and Dean Witter Discover.

  Under the terms of the Merger Agreement, the Board of Directors of MSDWD initially will consist of fourteen members, two of whom will be Morgan Stanley insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with Morgan Stanley and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of MSDWD will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of MSDWD will be the current President of Morgan Stanley, John Mack.

  The Adviser does not anticipate any reduction in the quality of services now provided to the Funds, and do not expect that the Merger will result in any material changes in the business of the Adviser or in the manner in which the Adviser renders services to the Funds. The Adviser also anticipates that neither the Merger nor any ancillary transactions will have any adverse effect on the Adviser's ability to fulfill its obligations under the New Advisory Agreements (as defined below) or to operate its business in a manner consistent with past business practices.

  In connection with Morgan Stanley's purchase of VKAC Holding on October 31, 1996, certain officers of the Adviser, including Dennis J. McDonnell, who currently is a member of the Board of Trustees, and Don G. Powell, who was a member of the Board of Trustees prior to August 1996, entered into employment agreements with VKAC Holding which expire from between 1998 and 2000. Certain of such officers, including Messrs. McDonnell and Powell also were granted options to purchase shares of common stock of Morgan Stanley which vest from 1999 to 2001. Certain officers of the Adviser also entered into retention agreements with VKAC Holding, which will remain in place following the consummation of the Merger. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Adviser (and thus to the Funds) until such agreements expire. Finally, certain officers of the Adviser, including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley from 1997 to 2000. As a result of the Merger, such preferred stock shall be convertible into common stock of MSDWD at the effective time of the Merger.

THE ADVISORY AGREEMENTS

  In anticipation of the Merger, a majority of the Trustees of each Fund who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Trustees") approved a new investment advisory agreement (the "New Advisory Agreement") between each Fund and the Adviser. The holders of a majority of the outstanding voting securities (within the meaning of the 1940
Act) of each Fund are being asked to approve its respective New Advisory Agreement. See "The New Advisory Agreements" below.

  THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreement for each Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 25, 1996 in connection with the acquisition of Asset Management's corporate parent by Morgan Stanley. The Current Advisory Agreement was last approved by shareholders of each Fund at a meeting held on October 25, 1996 relating to the acquisition of Asset Management's corporate parent by Morgan Stanley.

  Each Current Advisory Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of such Fund if duly elected to such positions.

  Each Current Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the particular Fund in connection with the matters to which the Current Advisory Agreement relates, except in the case of a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of Asset Management in the performance of its obligations and duties under each Current Advisory Agreement.

  The fees payable to Asset Management by each Fund are reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by Asset Management or any other direct or indirect majority-owned subsidiary of VKAC Holding in connection with the purchase or sale of portfolio investments of such Fund, less expenses incurred by Asset Management in connection with such activities.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees, to which the Adviser renders periodic reports with respect to each Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and automatically terminates in the event of its assignment. The Current Advisory Agreement also terminates if either a Fund or Asset Management goes into liquidation or a receiver is appointed with respect to their assets or if either party breaches the Current Advisory Agreement and fails to remedy the breach within 30 days of receiving notice thereof from the other party.

  The net assets of each of the Funds as of April 14, 1997, as well as other investment companies sponsored by VKAC and advised by the Adviser, and the rates of compensation to the Adviser are set forth at Annex C hereto. Each respective Fund paid net advisory expenses, for its most recently completed fiscal year, in the amounts set forth at Annex D hereto.

  Each Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of outside legal counsel and independent accountants, taxes and governmental fees, costs of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of its Shares, expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying its Shares for sale under federal and state securities laws, expenses of printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of the trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the trustees who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in each Current Advisory Agreement, and any extraordinary expenses of a nonrecurring nature. Each Fund also compensates its Adviser, VKAC, the Distributor (defined below) and ACCESS (defined below) for certain non-advisory services provided pursuant to agreements discussed below. See "OTHER INFORMATION -- Non-Advisory Agreements" below.

  THE NEW ADVISORY AGREEMENTS. The Board of Trustees approved a proposed New Advisory Agreement between each Fund and Asset Management on April 15, 1997, the form of which is attached hereto as Annex B-1. The form of the proposed New Advisory Agreement between each Fund and the Adviser is substantially similar to the Current Advisory Agreement. The material differences between the Current Advisory Agreement and the New Advisory Agreement are described in this paragraph. Each New Advisory Agreement designates certain officers of the Adviser and the officers of each Fund as essential personnel with respect to the operations of the respective Fund. Under the terms of the New Advisory Agreement, the Adviser may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. Each New Advisory Agreement also prohibits the Adviser from changing its name without the prior consent of the Board of Trustees.

  The investment advisory fee as a percentage of net assets payable by each Fund will be the same under each New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, contractual advisory fees payable to the Adviser by each Fund would have been identical to those payable under each Current Advisory Agreement.

  In connection with approving the New Advisory Agreements, the Board of Trustees held a special telephone meeting on February 10, 1997, special in-person meetings on March 14, 1997 and March 27, 1997 and a regular quarterly meeting on April 14-15, 1997. At the meetings, the Board of Trustees considered the possible effects of the Merger upon VKAC, the Adviser, Van Kampen American Capital Distributors, Inc., the distributor of the Funds' shares (the "Distributor"), and ACCESS Investors Services, Inc., the transfer agent for each of the Funds ("ACCESS"), and upon their ability to provide investment advisory, distribution, transfer agency and other services to each respective Fund. Representatives of Morgan Stanley, Dean Witter Discover and VKAC attended one or more of the in-person meetings and represented to the Board of Trustees that (i) the VKAC family of funds will be maintained and operated as a separate mutual fund complex and will not be consolidated with Dean Witter Discover's InterCapital Funds, and (ii) VKAC, the Adviser, the Distributor and ACCESS will be maintained separate from their counterparts in the InterCapital Fund complex and will be operated for the benefit of the Funds and other investment companies sponsored by VKAC. The representatives of Morgan Stanley, Dean Witter Discover and VKAC also stated that (i) the Funds will continue to be distributed by the Distributor through third-party broker-dealers and, following the Merger, also will be distributed through Dean Witter Discover's broker-dealers on a proprietary basis, and (ii) the InterCapital Funds will continue to be distributed solely through Dean Witter Discover broker-dealers on a proprietary basis. The representatives of Morgan Stanley and Dean Witter Discover also described the financial and other resources available to VKAC and its affiliates, after giving effect to the Merger, to secure for each Fund quality investment research, investment advice, distribution, transfer agency and other client services.

  In evaluating the New Advisory Agreements, the Board of Trustees took into account that each Fund's Current Advisory Agreement and its New Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by each Fund, are substantially similar, except for those provisions added to each New Advisory Agreement at the request of the Trustees. The Board of Trustees considered the skills and capabilities of the Adviser, the representations of Morgan Stanley, Dean Witter Discover and VKAC described above and the representations of officers of Morgan Stanley and Dean Witter Discover that no material change was planned in the current management or facilities of the Adviser as a result of the Merger. The Board of Trustees also considered the reputation, expertise and resources of Morgan Stanley and Dean Witter Discover and their affiliates in domestic and international financial markets. The Board of Trustees considered the continued employment of members of senior management of the Adviser, the Distributor and ACCESS pursuant to current and future employment and retention agreements to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Funds. The Board of Trustees also considered the affect of certain shares of preferred stock of Morgan Stanley owned by senior management of the Adviser becoming immediately convertible into common stock of Morgan Stanley at the time of the Merger. The Trustees considered the possible benefits the Adviser may receive as a result of the Merger, including the continued use, to the extent permitted by law, of Morgan Stanley & Co., DWR and their affiliates for brokerage services.

  The Board of Trustees considered the affects on the Funds of the Adviser becoming an affiliated person of MSDWD. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with MSDWD and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co. or DWR, both of which will be wholly-owned broker-dealer subsidiaries of MSDWD, in transactions in which Morgan Stanley & Co. or DWR acts as a principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR act as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. or DWR is acting as an underwriter. In this connection, management of the Adviser represented to the Board of Trustees that they do not believe these prohibitions or conditions will have a material affect on the management or performance of the Funds and, to the extent permitted by applicable law, VKAC anticipates that the Funds will continue to use Morgan Stanley & Co., DWR and their affiliates for brokerage services. The amount of commissions paid by each Fund to Morgan Stanley & Co. and DWR, if any, during its most recently completed fiscal year is set forth on Annex D to this Proxy Statement.

  The Board of Trustees were advised that Section 15(f) of the 1940 Act is still applicable to the Adviser as a result of Morgan Stanley's previous acquisition of the Adviser's parent corporation on October 31, 1996. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, provided two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of Morgan Stanley, Dean Witter Discover and VKAC are aware of no circumstances arising from the Merger, preparatory transactions to the Merger or any potential financing that might result in the imposition of an "unfair burden" on the Funds.

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The composition of the Board of Trustees currently complies with such condition and, if each of the nominees set forth in Proposal 3 below is elected to the Board of Trustees, the composition of the Board of Trustees would comply with such condition.

  The Board of Trustees, including the Disinterested Trustees, concluded that if the Merger occurs, entry by each respective Fund into a New Advisory Agreement would be in the best interest of each Fund and the shareholders of each Fund. The Board of Trustees of each Fund, including the Disinterested Trustees, unanimously approved the New Advisory Agreement for each Fund and recommended each such agreement for approval by the shareholders of the respective Fund at the Meeting. The New Advisory Agreement would take effect upon the later to occur of
(i) the obtaining of shareholder approval or (ii) the closing of the Merger. Each New Advisory Agreement will continue in effect until May 31, 1999 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In the event that shareholders of a Fund do not approve the New Advisory Agreement with respect to a Fund and the Merger is consummated, the Board of Trustees of such Fund would seek to obtain for the Fund interim investment advisory services at the lesser of cost or the current fee rate either from the respective Adviser or from another advisory organization. Thereafter, the Board of Trustees of such Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board of Trustees or make other appropriate arrangements, in either event subject to approval of the shareholders of such Fund. In the event the Merger is not consummated, the Adviser would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, each New Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the respective Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of (i) 67% or more of the Shares of the respective Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the respective Fund entitled to vote thereon. Each New Advisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit each New Advisory Agreement for consideration by the shareholders of the respective Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.
------------------------------------------------------------------------------
PROPOSAL 2: APPROVAL OF NEW SUBADVISORY AGREEMENTS
------------------------------------------------------------------------------

  Asset Management has entered into subadvisory agreements (the "Current Subadvisory Agreements") in connection with providing investment advisory services to the Global Equity Fund, the Global Government Fund, the Global Managed Assets Fund and the LIT Global Equity Portfolio (collectively, the "Global Funds") and the High Yield Municipal Fund. The shareholders of such

Funds are being asked to approve new subadvisory agreements (the "New Subadvisory Agreements") between Asset Management and the subadvisers that will take effect following the Merger as follows:

PROPOSAL              FUNDS                ADVISER              SUBADVISER
--------              -----                -------              ----------
2A.       Global Equity Fund              Asset       Morgan Stanley Asset
          Global Government Fund          Management  Management Inc.
          Global Managed Assets Fund
          LIT Global Equity Portfolio
2B.       High Yield Municipal Fund       Asset       Van Kampen American Capital
                                          Management  Advisors, Inc.

  The New Subadvisory Agreements between Asset Management and the respective subadviser will be substantially identical to the Current Subadvisory Agreements, except for dates of execution, effectiveness and termination.

PROPOSAL 2A: APPROVAL OF SUBADVISORY AGREEMENTS WITH MORGAN STANLEY ASSET
             MANAGEMENT INC.

  Asset Management has entered into a separate subadvisory agreement with Morgan Stanley Asset Management Inc. ("MSAM") in connection with providing advisory services to each of the Global Funds (the "Current MSAM Subadvisory Agreements"). MSAM has acted as subadviser to each of the Global Funds since April 1, 1997.

MSAM

  MSAM is a wholly-owned subsidiary of Morgan Stanley, and is an affiliate of the Adviser. MSAM provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which include VKAC and Miller Andersen & Sherrard, LLP) assets under management (including assets under fiduciary advisory control) totaling approximately $162 billion. MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong, Milan and Sydney. MSAM also draws upon the research capabilities of Morgan Stanley and its other affiliates as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes. The other mutual funds with investment objectives similar to the Global Funds for which MSAM acts as investment adviser or investment subadviser are listed on Annex K to this Proxy Statement together with their advisory fee rates and net assets as of March 31, 1997. MSAM's address is 1221 Avenue of the Americas, New York, New York, 10020.

THE CURRENT MSAM SUBADVISORY AGREEMENT

  The Board of Trustees of the Global Funds last approved the Current MSAM Subadvisory Agreements between Asset Management and MSAM at a meeting called for that purpose on August 15, 1996. The shareholders of the Global Funds last approved the Current MSAM Subadvisory Agreements at a meeting held on October 25, 1996 relating to the acquisition of Asset Management's corporate parent by Morgan Stanley.

  Under the Current MSAM Subadvisory Agreements, Asset Management retains MSAM to assist Asset Management with providing advisory services to the Global Funds, including services regarding investments in securities and the selection of broker-dealers. In this connection, the Current MSAM Subadvisory Agreements provide that MSAM provides Asset Management and each Global Fund (i) investment advice with respect to all or such portion of each Global Fund's assets as determined from time to time by Asset Management and MSAM; (ii) economic, statistical and research information and advice, including advice on the allocation of investments among countries, relating to all or such portion of each Global Fund's assets as MSAM and Asset Management shall from time to time determine; (iii) recommendations as to the voting of proxies solicited by or with respect to securities under MSAM's supervision; and (iv) an investment program with respect to securities and recommendations as to what securities shall be purchased, sold or exchanged, and in what portion, if any, of the securities shall be held in money market instruments. MSAM determines the securities to be purchased and sold by each Global Fund, places orders for the purchase, sale and exchange of securities with broker-dealers and gives instructions to each Global Fund's custodian and sub-custodians in connection with such transactions.

  The Current MSAM Subadvisory Agreements provide that MSAM shall not be liable to the Global Funds or any shareholders thereof for any error of judgment or of law, or for any loss suffered by the Global Funds in connection with the matters in which the Current MSAM Subadvisory Agreement relates, except in the case of a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties.

  The Current MSAM Subadvisory Agreement terminates automatically on its assignment and on the termination of the advisory agreement between Asset Management and the respective Global Fund and may be terminated at any time, without the payment of any penalty, by (i) the Board of Trustees, (ii) a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the respective Global Fund, or (iii) by Asset Management or MSAM, as the case may be, in each case on 30 days' written notice, or upon such shorter notice as may be mutually agreed upon.

  The rate of compensation to MSAM under the Current MSAM Subadvisory Agreement for each Global Securities Fund is equal to 50% of the net advisory fees received by Asset Management under the respective Current Advisory Agreement. During each Global Fund's most recently completed fiscal year, MSAM received no subadvisory fees from Asset Management because MSAM did not act as subadviser to the Global Funds during such fiscal years.

THE NEW MSAM SUBADVISORY AGREEMENT

  The Boards of Trustees of the Global Funds approved the proposed new MSAM subadvisory agreement for each Global Fund between Asset Management and MSAM on April 15, 1997 (the "New MSAM Subadvisory Agreement"). The form of the proposed New MSAM Subadvisory Agreement is substantially identical to the Current MSAM Subadvisory Agreement, except for the dates of execution, effectiveness and termination and except for certain provisions relating to each Global Fund's previous subadviser that have expired by their terms. The investment subadvisory fee payable by Asset Management to MSAM will be the same under each New MSAM Subadvisory Agreement as under each Current MSAM Subadvisory Agreement. The form of the New MSAM Subadvisory Agreement is attached to this Proxy Statement as Annex B-2 (the "New MSAM Subadvisory Agreement").

  Each New MSAM Subadvisory Agreement will take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. Each New MSAM Subadvisory agreement will continue in effect until May 31, 1999 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

DELIBERATIONS OF THE BOARD OF TRUSTEES

  The Board of Trustees of the Global Funds held joint meetings in connection with their consideration of the Merger as described above in Proposal 1, at which meetings the Trustees, including the Disinterested Trustees, concluded that if the Merger occurs, entry by each respective Global Fund into a New MSAM Subadvisory Agreement would be in the best interest of each Global Fund and the shareholders of each Global Fund. In evaluating the New MSAM Subadvisory Agreements, the Board of Trustees took into account that the Current MSAM Subadvisory Agreements and the New MSAM Subadvisory Agreements, including the terms relating to the services to be provided thereunder by MSAM and the fees and expenses payable to MSAM by Asset Management, would be substantially identical, except for the dates of execution, effectiveness and termination and except for certain provisions relating to each Global Fund's previous subadviser that have expired by their terms. The Board of Trustees also took into consideration those factors discussed above in Proposal 1 with respect to the Merger and the representation of VKAC that it believes the Merger will not adversely affect the operations, resources or finances of MSAM.

  Based upon their review, the Board of Trustees concluded that the New MSAM Subadvisory Agreement is in the best interest of each Global Fund and such Global Fund's shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board of Trustees of each Global Fund, including the Disinterested Trustees, unanimously approved the New MSAM Subadvisory Agreement for each Global Fund and recommended each such agreement for approval by the shareholders of the respective Global Fund at the Meeting.

  In the event that shareholders of a Fund do not approve the New MSAM Subadvisory Agreement with respect to a Fund and the Merger is consummated, the Board of Trustees of such Fund would seek to obtain for the Fund interim investment subadvisory services at the lesser of cost or the current fee rate either from MSAM or from another advisory organization. Thereafter, the Board of Trustees of such Fund would either negotiate a new investment subadvisory agreement with an advisory organization selected by the Board of Trustees or make other appropriate arrangements, in either event subject to approval of the shareholders of such Fund. In the event the Merger is not consummated, MSAM would continue to serve as subadviser to each of the Global Funds pursuant to the terms of the Current MSAM Subadvisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, each New MSAM Subadvisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the respective Global Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the respective Global Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the respective Global Fund entitled to vote thereon. Each New MSAM Subadvisory Agreement was approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit each New MSAM Subadvisory Agreement for consideration by the shareholders of the respective Global Fund. THE BOARD OF TRUSTEES OF EACH GLOBAL FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW MSAM SUBADVISORY AGREEMENTS.

PROPOSAL 2B: APPROVAL OF NEW SUBADVISORY AGREEMENT WITH VAN KAMPEN AMERICAN
             CAPITAL ADVISORS, INC.

  Asset Management has entered into a subadvisory agreement with Van Kampen American Capital Advisors, Inc. ("Advisors Inc.") in connection with providing investment advisory services to the High Yield Municipal Fund (the "Current High Yield Municipal Subadvisory Agreement"). Advisors Inc. has acted as subadviser for the High Yield Municipal Fund since September 14, 1993.

ADVISORS INC.

  Advisors Inc. currently is a wholly-owned subsidiary of VKAC and an affiliate of the Adviser. A description of those persons owning or controlling VKAC is set forth above in the section of Proposal 1 captioned "The Adviser." The executive officers of Advisors Inc., together with their principal occupations, are listed below under "OTHER INFORMATION -- Directors and Officers of the Adviser". The address of Advisors Inc. is 40 Broad Street, Suite 828, Boston, MA 02110.

THE CURRENT HIGH YIELD MUNICIPAL SUBADVISORY AGREEMENT

  The Board of Trustees of the High Yield Municipal Fund, including the Disinterested Trustees, last approved the Current High Yield Municipal Subadvisory Agreement on August 15, 1996. The shareholders of the High Yield Municipal Fund last approved the Current High Yield Municipal Subadvisory Agreement at a meeting held on October 25, 1996 relating to the acquisition of Advisors Inc.'s corporate parent by Morgan Stanley.

  Under the Current High Yield Municipal Subadvisory Agreement, Asset Management retains Advisors Inc. to assist Asset Management with providing investment subadvisory services to the High Yield Municipal Fund, including (i) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, with respect to the economy in general, sectors of the municipal securities market, individual issuers and securities in which the High Yield Municipal Fund invests, (ii) selecting municipal securities and reporting on them to Asset Management and (iii) formulating and implementing a continuous program for the purchase and sale of securities and reporting thereon to Asset Management.

  The Current High Yield Municipal Subadvisory Agreement provides that Advisors Inc. shall not be liable to the High Yield Municipal Fund or any shareholders thereof for any error of judgement or of law, or for any loss suffered by the High Yield Municipal Fund in connection with the matters in which the Current High Yield Municipal Subadvisory Agreement relates, except in the case of a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties.

  The Current High Yield Municipal Subadvisory Agreement terminates automatically on its assignment and on the termination of the advisory agreement between

Asset Management and the High Yield Municipal Fund and may be terminated at any time, without the payment of any penalty, by (i) the Board of Trustees, (ii) a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the High Yield Municipal Fund, or (iii) by Asset Management or Advisors Inc., as the case may be, in each case on 30 days' written notice, or upon such shorter notice as may be mutually agreed upon.

  The rate of compensation to Advisors Inc. under the Current High Yield Municipal Subadvisory Agreement is equal to 50% of the net advisory fees received by Asset Management under its advisory agreement with the High Yield Municipal Fund. During the High Yield Municipal Fund's most recently completed fiscal year, Advisors Inc. received subadvisory fees from Asset Management in the amount of $1,363,290. The High Yield Municipal Fund is the only investment company advised or subadvised by Advisors Inc.

THE NEW HIGH YIELD MUNICIPAL SUBADVISORY AGREEMENT

  The Board of Trustees of the High Yield Municipal Fund approved the proposed New High Yield Municipal Subadvisory Agreement between Asset Management and Advisors Inc. on April 15, 1997. The form of the proposed New High Yield Municipal Subadvisory Agreement is substantially identical to the Current High Yield Municipal Subadvisory Agreement, except for the dates of execution, effectiveness and termination. The form of the New High Yield Municipal Subadvisory Agreement is attached to this Proxy Statement as Annex B-3.

  The investment subadvisory fee payable by Asset Management to Advisors Inc. will be the same under the New High Yield Municipal Subadvisory Agreement as under the Current High Yield Municipal Subadvisory Agreement. If the investment subadvisory fee under the New High Yield Municipal Subadvisory Agreement had been in effect for the High Yield Municipal Fund's most recently completed fiscal year, subadvisory fees paid to Advisors Inc. by Asset Management would have been identical to those paid under the Current High Yield Municipal Subadvisory Agreement.

  The New High Yield Municipal Subadvisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New High Yield Municipal Subadvisory Agreement will continue in effect until May 31, 1999 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

DELIBERATIONS OF THE BOARD OF TRUSTEES

  The Board of Trustees of the High Yield Municipal Fund held meetings in connection with their consideration of the Merger as described above in Proposal 1, at which meetings the Trustees, including the Disinterested Trustees, concluded that if the Merger occurs, entry by the High Yield Municipal Fund into the New

High Yield Municipal Subadvisory Agreement would be in such Fund's best interest and the best interest of its shareholders. In evaluating the New High Yield Municipal Subadvisory Agreement, the Board of Trustees took into account that the Current High Yield Municipal Subadvisory Agreement and the New High Yield Municipal Subadvisory Agreement, including the terms relating to the services to be provided thereunder by Advisors Inc. and the fees and expenses payable to Advisors Inc. by Asset Management, would be substantially identical, except for the dates of execution, effectiveness and termination. The Board of Trustees also took into consideration those factors discussed above in Proposal 1 with respect to the Merger and the representation of VKAC that the Merger will not adversely affect the operations, resources or finances of MSAM.

  Based upon its review, the Board of Trustees concluded that the New High Yield Municipal Subadvisory Agreement is in the best interest of the High Yield Municipal Fund. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board of Trustees of the High Yield Municipal Fund, including the Disinterested Trustees, unanimously approved the New High Yield Municipal Subadvisory Agreement and recommended such agreement for approval by the shareholders of the High Yield Municipal Fund at the Meeting.

  In the event that shareholders of the High Yield Municipal Fund do not approve the New High Yield Municipal Subadvisory Agreement and the Merger is consummated, the Board of Trustees of the High Yield Municipal Fund would seek to obtain interim investment subadvisory services at the lesser of cost or the current fee rate either from Advisors Inc. or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment subadvisory agreement with an advisory organization selected by the Board of Trustees or make other appropriate arrangements, in either event subject to approval of the shareholders of the High Yield Municipal Fund. In the event the Merger is not consummated, Advisors Inc. would continue to serve as subadviser to the High Yield Municipal Fund pursuant to the terms of the Current High Yield Municipal Subadvisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, the New High Yield Municipal Subadvisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the High Yield Municipal Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares entitled to vote thereon. The New High Yield Municipal Subadvisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit the New High Yield Municipal Subadvisory Agreement for consideration by the shareholders of the High Yield Municipal Fund. THE BOARD OF TRUSTEES OF THE HIGH YIELD MUNICIPAL FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW HIGH YIELD MUNICIPAL SUBADVISORY AGREEMENT.
------------------------------------------------------------------------------
PROPOSAL 3: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Each Fund is organized as a series of a Delaware business trust (collectively, the "Trusts"). With respect to each Trust, nine trustees are to be elected at the Meeting to serve until reaching their designated retirement age or until their successors are duly elected and qualified. The election of each nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of all the Shares of such Trust present in person or by proxy. The shareholders of all of the series of a Trust will vote together as a single class to elect the trustees of the respective Trust. Those Trusts comprised of more than one series are indicated as such on Annex A hereto. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed below unless the proxy is marked otherwise.

THE TRUSTEES

  Each of the nominees to the Board of Trustees listed below has served as a member of the Board of Trustees since his or her initial election or appointment to the Board of Trustees as set forth in Annex J, except that Mr. Richard M. DeMartini has not previously served on the Board of Trustees. The Board of Trustees has determined that adding Mr. DeMartini to the Board of Trustees is in the best interest of shareholders of each respective Fund following the Merger. The Board of Trustees believes that adding Mr. DeMartini to the Board of Trustees will benefit the Funds because of his knowledge of, and experience with, Dean Witter Discover and the InterCapital Funds. Mr. DeMartini's term on each Board of Trustees will commence on the later of his election to the Board of Trustees at the Meeting and the consummation of the Merger. If the Merger is not consummated, Mr. DeMartini will not join the Board of Trustees.

  With respect to each Trust, each nominee named below has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the present Board of Trustees.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                           PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                          IN PAST 5 YEARS
      ---------------------                -----------------------------------
J. Miles Branagan.................    Private investor. Co-founder, and prior to
  1632 Morning Mountain Road          August 1996, Chairman, Chief Executive
  Raleigh, NC 27614                   Officer and President, MDT Corporation (now
  Date of Birth: 07/14/32             known as Getinge/Castle, Inc., a subsidiary
                                      of Getinge Industrier AB), a company which
                                      develops, manufactures, markets and services
                                      medical and scientific equipment. Trustee of
                                      each of the funds in the Fund Complex
                                      (defined below).
Richard M. DeMartini*.............    President and Chief Operating
  Two World Trade Center              Officer, Dean Witter Capital, a division of
  66th Floor                          DWR. Director of DWR, Intercapital, Dean
  New York, NY 10048                  Witter Distributors, Inc. and Dean Witter
  Date of Birth: 10/12/52             Trust Company. Executive Vice President of
                                      Dean Witter Discover. Member of Dean Witter
                                      Discover Management Committee. Trustee of the
                                      TCW/DW Funds. Director, National Healthcare
                                      Resources, Inc. Formerly Vice Chairman of the
                                      Board of the National Association of
                                      Securities Dealers, Inc. Formerly Chairman of
                                      the Board of The Nasdaq Stock Market, Inc.

Linda Hutton Heagy................    Partner, Ray & Berndtson, Inc.
  Sears Tower                         an executive recruiting and management
  233 South Wacker Drive              consulting firm. Formerly, Executive Vice
  Suite 4020                          President of ABN AMRO, N.A., a Dutch bank
  Chicago, IL 60606                   holding company. Prior to 1992, Executive
  Date of Birth: 06/03/48             Vice President of La Salle National Bank.
                                      Trustee of each of the funds in the Fund
                                      Complex.

R. Craig Kennedy..................    President and Director, German Marshall
  11 DuPont Circle, N.W.              Fund of the United States. Formerly,
  Washington, D.C. 20036              advisor to the Dennis Trading Group Inc.
  Date of Birth: 02/29/52             Prior to 1992, President and Chief Executive
                                      Officer, Director and Member of the
                                      Investment Committee of the Joyce Foundation,
                                      a private foundation. Trustee of each of the
                                      funds in the Fund Complex.

                                           PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                          IN PAST 5 YEARS
      ---------------------                -----------------------------------
Jack E. Nelson....................    President, Nelson Investment Planning
  423 Country Club Drive              Services, Inc., a financial planning company
  Winter Park, FL 32789               and registered investment adviser. President,
  Date of Birth: 02/13/36             Nelson Ivest Brokerage Services Inc., a
                                      member of the National Association of
                                      Securities Dealers, Inc. ("NASD") and
                                      Securities Investors Protection Corp.
                                      ("SIPC"). Trustee of each of the funds in the
                                      Fund Complex.
Jerome L. Robinson................    President, Robinson Technical Products
  115 River Road                      Corporation, a manufacturer and processor of
  Edgewater, NJ 07020                 welding alloys, supplies and equipment.
  Date of Birth: 10/10/22             Director, Pacesetter Software, a software
                                      programming company specializing in white
                                      collar productivity. Director, Panasia Bank.
                                      Trustee of each of the funds in the Fund
                                      Complex.

Phillip B. Rooney.................    Private investor. Director, Illinois Tool
  348 East Third Street               Works, Inc., a manufacturing company;
  Hinsdale, IL 60521                  Director, The Servicemaster Company, a
  Date of Birth: 07/08/44             business and consumer services company;
                                      Director, Urban Shopping Centers Inc., a
                                      retail mall management company; Director,
                                      Stone Container Corp., a paper manufacturing
                                      company. Trustee, University of Notre Dame.
                                      Formerly, President and Chief Executive
                                      Officer, WMX Technologies Inc., an
                                      environmental services company, and prior to
                                      that President and Chief Operating Officer,
                                      WMX Technologies Inc. Trustee of each of the
                                      funds in the Fund Complex.

                                           PRINCIPAL OCCUPATIONS OR EMPLOYMENT
      NAME, ADDRESS AND AGE                          IN PAST 5 YEARS
      ---------------------                -----------------------------------

Fernando Sisto....................    Professor Emeritus and, prior to
  155 Hickory Lane                    1995, Dean of the Graduate School, Stevens
  Closter, NJ 07624                   Institute of Technology. Director of
  Date of Birth: 08/02/24             Dynalysis of Princeton, a firm engaged in
                                      engineering research. Trustee of each of the
                                      funds in the Fund Complex.
Wayne W. Whalen*..................    Partner in the law firm of Skadden, Arps,
  333 West Wacker Drive               Slate, Meagher & Flom (Illinois), legal
  Chicago, IL 60606                   counsel to the funds in the Fund Complex,
  Date of Birth: 08/22/39             open-end investment companies advised by Van
                                      Kampen American Capital Management, Inc. and
                                      closed-end funds advised by Van Kampen
                                      American Capital Investment Advisory Corp.
                                      Trustee of each of the funds in the Fund
                                      Complex, open-end investment companies
                                      advised by Van Kampen American Capital
                                      Management, Inc. and closed-end funds advised
                                      by Van Kampen American Capital Investment
                                      Advisory Corp.

---------------
* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. De Martini is an interested person of the Adviser and the Funds by reason of his positions with Dean Witter Discover and its affiliates. Mr. Whalen is an interested person of the Funds by reason of his firm currently acting as legal counsel to the Funds and is an interested person of the Adviser with respect to certain of the Funds by reason of his firm in the past acting as legal counsel to Asset Management.

  As of April 14, 1997, certain nominees owned, directly or beneficially, the number of Shares of each Fund as set forth in the table below. Nominees who do not own any Shares of the Funds have been omitted from the table. Funds which are not owned by any nominees also have been omitted from the table.

                          SHARES OWNED BY TRUSTEES(1)

                    FUND NAME                      BRANAGAN   HEAGY   NELSON    SISTO    WHALEN
                    ---------                      --------   -----   ------    -----    ------
Global Equity Fund...............................       99     175        139    2,908      328
Global Government Securities Fund................      111       0          0    3,244      667
Global Managed Assets Fund.......................      102       0          0      432      465
Harbor Fund......................................       64       0    136,333    3,514   33,109
High Income Corporate Bond Fund..................      156     394          0   12,543      789
Tax-Exempt Trust
 High Yield Municipal Fund.......................   17,813       0          0    1,482        0

---------------

(1)The trustees and officers as a group owned less than 1% of the outstanding Shares of each Fund.

  During each Fund's respective fiscal year ended in 1996, the Board of Trustees held between 6 and 9 meetings for each Fund. All of the incumbent nominees to the Board of Trustees attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such trustee was a member during the period of such Trustee's service for each Fund's 1996 fiscal year. During each Fund's 1996 fiscal year, the Fund had no standing committees other than an audit committee, a brokerage committee and a retirement plan committee.

  Each Fund's audit committee currently consists of Messrs. Kennedy, Robinson and Sisto. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. Each Fund's brokerage committee currently consists of Ms. Heagy and Messrs. Branagan, Nelson and Rooney. The brokerage committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices. Each Fund's retirement plan committee currently consists of Ms. Heagy and Messrs. Kennedy and Nelson. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters that arise with respect thereto. During each Fund's 1996 fiscal year, the audit committee and the brokerage committee of each Fund held between 1 and 3 meetings. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

  The Trustees of each Fund who are not "interested persons" of such Fund (as defined by the 1940 Act) are required to select and nominate such non-interested Trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. Nominations from shareholders should be in writing and addressed to the non-interested Trustees at the respective Trust's office. The non-interested Trustees of each Fund expect to be able to identify from their own resources an ample number of qualified candidates.

  Each of the trustees holds the same position with each of the funds in the Fund Complex (defined below). As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of Asset Management, the Distributor, VKAC or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee from the Funds and other funds in the Fund Complex that are advised by the Adviser (the "AC Funds") includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  Each Non-Affiliated Trustee also receives compensation from funds in the Fund Complex advised by Van Kampen American Capital Investment Advisory Corp. (the "VK Funds"), which compensation includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Asset Management or Van Kampen American Capital Investment Advisory Corp., as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from a Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each incumbent nominee to the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected to the Board of Trustees in the year set forth in Annex J to this Proxy Statement. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed the AC Funds for expenses related to the retirement plan through December 31, 1996.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                            1996 COMPENSATION TABLE

                                                                                             TOTAL
                                                                                         COMPENSATION
                          AGGREGATE      PENSION OR RETIREMENT    ESTIMATED MAXIMUM     BEFORE DEFERRAL
                        COMPENSATION      BENEFITS ACCRUED AS    ANNUAL BENEFITS FROM      FROM FUND
                       BEFORE DEFERRAL       PART OF FUND           EACH FUND UPON      COMPLEX PAID TO
       NAME(1)         FROM EACH FUND          EXPENSES             RETIREMENT(4)         TRUSTEE(5)
       -------         ---------------   ---------------------   --------------------   ---------------
J. Miles Branagan*               (2)                  (3)                $2,500            $104,875
Dr. Richard E. Caruso            (2)                  (3)                   -0-                 -0-
Philip P. Gaughan                (2)                  (3)                   -0-              16,875
Linda Hutton Heagy*              (2)                  (3)                 2,500             104,895
Dr. Roger Hilsman                (2)                  (3)                 2,500             103,750
R. Craig Kennedy*                (2)                  (3)                 2,500             104,875
Donald C. Miller                 (2)                  (3)                   -0-             104,875
Jack E. Nelson*                  (2)                  (3)                 2,500              97,875
David Rees                       (2)                  (3)                 2,500              22,000
Jerome L. Robinson*              (2)                  (3)                   -0-             101,625
Lawrence J. Sheehan              (2)                  (3)                   -0-              22,000
Dr. Fernando Sisto*              (2)                  (3)                 2,500             104,875
Wayne W. Whalen*                 (2)                  (3)                 2,500             104,875
William S. Woodside              (2)                  (3)                 2,500             104,875

---------------
* Currently a member of the Board of Trustees and a nominee to the Board of Trustees to be voted on by shareholders of the Funds at the Meeting. Mr. Phillip B. Rooney also is a current member of the Board of Trustees and a nominee to the Board of Trustees but is not included in the compensation table because he did not serve on the Board of Trustees or receive any compensation from the Funds prior to April 14, 1997. Messrs. McDonnell and Powell, trustees for each Trust during all or a portion of each Fund's last fiscal year, and Mr. DeMartini, nominee for each Trust, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Funds. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996. Mr. McDonnell, currently a member of the Board of Trustees, intends to resign from the Board of Trustees at the time of the Merger.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the most recently completed fiscal year of one or more of the Funds. Mr. Caruso was removed from the Board of Trustees effective September 7, 1995. Messrs. Gaughan and

    Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.

(2) The Aggregate Compensation before Deferral from each Fund during its 1996 fiscal year is shown in Annex E. Certain trustees deferred all or a portion of their 1996 Aggregate Compensation from each Fund as shown in Annex F. The cumulative deferred compensation (including interest) from each Fund at the end of its last fiscal year is shown in Annex G. The deferred compensation plan is described above the 1996 Compensation Table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The retirement benefits accrued per Fund as part of such Fund's expenses during its 1996 fiscal year are shown in Annex H. The Retirement Plan is described above the 1996 Compensation Table.

(4) This is the estimated maximum annual benefits payable per Fund in each year of the 10-year period commencing in the year of such trustee's retirement from such Fund assuming: the trustee has 10 or more years of service on the Board of the respective Fund (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the respective Fund may receive reduced retirement benefits from such Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each incumbent nominee to the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth on Annex J to this Proxy Statement.

(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies advised by Asset Management or Van Kampen American Capital Investment Advisory Corp. that have the same members on each investment company's Board of Trustees as of December 31, 1996 (the "Fund Complex") before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. Asset Management, Van Kampen American Capital Investment Advisory Corp. and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by Asset Management, Van Kampen American Capital Investment Advisory Corp. and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.

  Mr. Don G. Powell served on the Board of Trustees of each Fund prior to August 15, 1996. Mr. Powell is the Chief Executive Officer and President of VKAC. He is being nominated to the Board of Trustees of the VK Funds, but he is not being nominated to the Board of Trustees of the AC Funds so that the AC Funds may maintain compliance with Section 15(f) of the 1940 Act. The Board of Trustees of the AC Funds currently anticipates appointing Mr. Powell to the Board of Trustees of the AC Funds when permissible under Section 15(f). The Board of Trustees has determined that adding Mr. Powell to the Board of Trustees as described herein is in the best interest of shareholders of each respective AC Fund, in order to fill the vacancy created by the resignation of Mr. Dennis J. McDonnell from the Board of Trustees, whose resignation will become effective concurrent with the closing of the Merger. Additional information with respect to Mr. Powell is set forth below under "Other Information."

  Following the Meeting, the Funds do not contemplate holding regular meetings of shareholders to elect trustees or otherwise. When an investment company does not hold regular annual meetings, it is the position of the staff of the SEC and a policy of each Trust that holders of record of two-thirds of the outstanding shares of such trusts may file a declaration in writing or may vote at a special meeting for the purpose of removing a trustee. The Board will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of such Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of a Trust present in person or by proxy is required to elect the nominees to such Trust. THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 4: AMENDMENTS TO FUNDAMENTAL INVESTMENT POLICIES OF HIGH INCOME
            CORPORATE BOND FUND
------------------------------------------------------------------------------

  The primary investment objective of the High Income Corporate Bond Fund is to maximize current income. Capital appreciation is a secondary investment objective which is sought only when consistent with the primary investment objective.

  The High Income Corporate Bond Fund has certain fundamental investment restrictions, which may be amended only with shareholder approval. At meetings of the Board of Trustees on March 27, 1997 and April 14-15, 1997, Asset Management recommended to the Board of Trustees the termination or amendment of three such investment restrictions that Asset Management believes no longer are in the best interests of the High Income Corporate Bond Fund or its shareholders.

  The proposed amendments to the fundamental investment restrictions of the High Income Corporate Bond Fund are not related to the Merger described in Proposal
1. Shareholders are being asked to consider such amendments at this time because the High Income Corporate Bond Fund does not hold regular annual shareholder meetings, and management believes that submitting these amendments to shareholders together with the other proposals in this Proxy Statement will reduce the expenses incurred by the High Income Corporate Bond Fund in connection with soliciting approval of these amendments.

PROPOSAL 4A: AMENDMENT TO POLICY REGARDING UNSEASONED ISSUERS

  The High Income Corporate Bond Fund currently has a fundamental investment restriction that prohibits it from investing in securities of issuers that have been in continuous operation for less than three years, which issuers sometimes are referred to as "unseasoned issuers". Such fundamental investment restriction currently states that the High Income Corporate Bond Fund will not:

    Invest more than 5% of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  Asset Management has recommended eliminating this restriction in order to permit the High Income Corporate Bond Fund greater flexibility in seeking to achieve its investment objective. Investment in the securities of unseasoned issuers may be riskier than investing in securities issued by more seasoned issuers, because unseasoned issuers have less operating history and less information may be available with respect to unseasoned issuers. Asset Management believes, however, that securities of unseasoned issuers may from time to time present attractive investment opportunities for the High Income Corporate Bond Fund and that terminating this fundamental investment restriction would provide Asset Management with additional flexibility in seeking to achieve the High Income Corporate Bond Fund's investment objective of maximizing current income.

  If this Proposal 4A is approved by shareholders of the High Income Corporate Bond Fund at the Meeting, the foregoing restriction will no longer be applicable, and the High Income Corporate Bond Fund will be permitted to invest in unseasoned issuers.

PROPOSAL 4B: AMENDMENT TO POLICY REGARDING DIVERSIFICATION

  The High Income Corporate Bond Fund is registered under the 1940 Act as a "diversified" investment company. A "diversified" investment company is permitted to use up to 25% of its total assets to acquire more than 10% of the outstanding voting securities of any one issuer. The High Income Corporate Bond Fund, however, currently has a fundamental investment restriction that prohibits it from purchasing more than 10% of any one class of securities of any one issuer. Such fundamental investment restriction currently states that the High Income Corporate Bond Fund will not:

    With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities, or more than 10% of any class of securities, of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  Asset Management has recommended amending this restriction in order to permit the High Income Corporate Bond Fund to exercise the full flexibility permitted to a "diversified" investment company under the 1940 Act. The purchase of more than 10% of the outstanding securities of any one issuer will make the High Income Corporate Bond Fund more susceptible to the risks associated with an investment in the securities of such issuer. Asset Management believes, however, that from time to time it may be in the High Income Corporate Bond Fund's best interest to purchase more than 10% of the securities of an issuer, if the securities of such issuer represent an attractive investment opportunity and that terminating this fundamental investment restriction would provide Asset Management with additional flexibility in seeking to achieve the High Income Corporate Bond Fund's investment objective of maximizing current income.

  If this Proposal 4B is approved by shareholders of the High Income Corporate Bond Fund at the Meeting, the fundamental investment restriction will state that the High Income Corporate Bond Fund will not:

    With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

PROPOSAL 4C: AMENDMENT TO POLICY REGARDING FOREIGN SECURITIES

  The High Income Corporate Bond Fund currently has a fundamental investment restriction that prohibits it from investing more than 20% of its total assets in dollar denominated debt securities issued by foreign governments or other foreign issuers, or investing more than 10% of its total assets in securities which are payable in currencies other than U.S. dollars. Such fundamental investment restriction currently states that the High Income Corporate Bond Fund will not:

    Invest more than 20% of its total assets in U.S. currency denominated issues of foreign governments and other foreign issuers, or invest more than 10% of its total assets in securities which are payable in currencies other than U.S. dollars.

  Asset Management has recommended amending this restriction to permit the High Income Corporate Bond Fund to invest up to 35% of its total assets in debt securities issued by foreign governments and other foreign issuers, which may be denominated in United States dollars or in currencies other than U.S. dollars. Amending this investment restriction will make the High Income Corporate Bond Fund more susceptible to risks associated with investment in foreign securities, including changes in currency rates, political or economic instability in the country of a security's issuer, less publicly available information about foreign issuers, less rigorous financial reporting requirements applicable to foreign issuers, expropriation and confiscatory taxation. In the event of a default of foreign issuers, it may be more difficult for the High Income Corporate Bond Fund to obtain or enforce judgment against the issuer of such securities. Asset Management believes that from time to time foreign debt securities may provide higher yields than debt securities of domestic issuers with similar maturities. Asset Management believes that amending this investment restriction will grant Asset Management greater flexibility in seeking to achieve the High Income Corporate Bond Fund's investment objective of maximizing current income and is in the best interest of the High Income Corporate Bond Fund and its shareholders.

  Asset Management also has recommended changing this fundamental investment restriction to a nonfundamental investment policy. As a fundamental investment restriction, this restriction currently may not be amended without shareholder approval as required by the 1940 Act. If this Proposal 4C is approved by shareholders of the High Income Corporate Bond Fund at the Meeting, this policy will become a nonfundamental investment policy, which means that it may be amended from time to time by the Board of Trustees without shareholder approval. As amended, the nonfundamental investment policy with respect to investments in foreign securities that will state in substance that the High Income Corporate Bond Fund may:

    Invest up to 35% of its total assets in securities issued by foreign governments and other foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars.

SHAREHOLDER APPROVAL

  To become effective, each proposed amendment to the High Income Corporate Bond Fund's investment restrictions must be separately approved by the vote of a majority of the High Income Corporate Bond Fund's outstanding voting securities. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the High Income Corporate Bond Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the High Income Corporate Bond Fund entitled to vote thereon. An unfavorable vote on the proposed amendment to any one of the investment restrictions will not affect the implementation of the proposed amendments to other investment restrictions, if the proposed amendments to the other investment restrictions are approved. The proposed amendments were approved by the Board of Trustees of the High Income Corporate Bond Fund after consideration of all the factors they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit the proposed changes to the shareholders of the High Income Corporate Bond Fund. THE BOARD OF TRUSTEES OF THE HIGH INCOME CORPORATE BOND FUND RECOMMENDS A VOTE "FOR" APPROVAL OF EACH AMENDED INVESTMENT RESTRICTION.

------------------------------------------------------------------------------
PROPOSAL 5: AMENDMENT TO FUNDAMENTAL INVESTMENT
            POLICIES OF HARBOR FUND
------------------------------------------------------------------------------

  The primary investment objective of the Harbor Fund is to seek to provide current income, capital appreciation and conservation of capital. The Harbor Fund seeks to achieve its investment objective by investing principally in debt securities, primarily convertible bonds and convertible preferred stocks.

  The Harbor Fund has a fundamental investment restriction that permits it to invest in real estate investment trusts ("REITs") that invest only in mortgages or other security interests in real estate ("Mortgage REITs"), but prohibits the Harbor Fund from investing in real estate investment trusts that invest directly in real estate ("Equity REITs"). Such fundamental investment restriction currently states that the Harbor Fund will not:

    Make any investment in real estate, commodities or commodities contracts, or in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer; however, the Fund is not prohibited from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests, and the Fund is not prohibited from entering into transactions in futures contracts or related options;

  At meetings of the Board of Trustees on March 27, 1997 and April 14-15, 1997, Asset Management recommended to the Board of Trustees amending the Harbor Fund's investment restriction with respect to REITs to permit the Harbor Fund to invest in Equity REITs. Historically, the total return of Equity REITs generally has been less volatile than the total return of Mortgage REITs. Equity REITs and Mortgage REITs alternately have experienced higher total returns depending on the time period analyzed. Mortgage REITs generally have experienced higher yields. Amending this investment restriction may make the Harbor Fund more susceptible to a downturn in the real estate market that reduces the value of real estate owned by Equity REITs in which the Harbor Fund invests. Asset Management believes that the majority of REITs have the capability to invest directly in real estate and that amending the Harbor Fund's investment restriction with respect to investment in REITs will materially increase the number of REITs in which the Harbor Fund may invest. Asset Management believes that amending this investment restriction will grant Asset Management greater flexibility in seeking to achieve the Harbor Fund's investment objective because the Harbor Fund would be permitted to invest in a greater number and variety of REITs. Asset Management believes that this amendment is in the best interest of the Harbor Fund and its shareholders.

  If this Proposal 5 is approved by shareholders of the Harbor Fund at the Meeting, the Harbor Fund's fundamental investment restriction with respect to investments in REITs will state that the Harbor Fund will not:

    Make any investment in real estate, commodities or commodities contracts, or in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer; however, the Fund is not prohibited from investing in securities issued by a real estate investment trust, and the Fund is not prohibited from entering into transactions in futures contracts or related options;

  The proposed amendment to the Harbor Fund's fundamental investment restriction is not related to the Merger described in Proposal 1. Shareholders are being asked to consider the amendment at this time because the Harbor Fund does not hold regular annual shareholder meetings, and management believes that submitting this proposal to shareholders together with the other proposals in this Proxy Statement will reduce the expenses incurred by the Harbor Fund in connection with soliciting approval of this amendment.

SHAREHOLDER APPROVAL

  To become effective, the proposed amendment to the Harbor Fund's investment restriction with respect to investments in REITs must be approved by the vote of a majority of the Harbor Fund's outstanding voting securities. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Harbor Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the Harbor Fund entitled to vote thereon. The proposed amendment was approved by the Board of Trustees of the High Income Corporate Bond Fund after consideration of all the factors they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit the proposed changes to the shareholders of the Harbor Fund. THE BOARD OF TRUSTEES OF THE HARBOR FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED INVESTMENT RESTRICTION.
------------------------------------------------------------------------------
PROPOSAL 6: RATIFICATION OF INDEPENDENT PUBLIC
            ACCOUNTANTS FOR EACH FUND
------------------------------------------------------------------------------

  The Board of Trustee of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements for the current fiscal year of each Fund. Each Fund knows of no direct or indirect financial interest of such firm in such Funds. The appointment is subject to ratification or rejection by the shareholders of each Fund.

  Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each Fund, voting with respect to such Fund as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of each Fund present in person or by proxy and voting is required to ratify the selection of the independent public accountants for such Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF EACH FUND.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE ADVISER

  The following table sets forth certain information concerning the principal executive officers and directors of the Adviser.

                     DIRECTORS AND OFFICERS OF THE ADVISER

    NAME AND ADDRESS                  PRINCIPAL OCCUPATION
    ----------------                  --------------------
Don G. Powell...........  Chairman, President, Chief Executive Officer
  2800 Post Oak Blvd.     and a Director of VKAC. Chairman, Chief
  Houston, TX 77056       Executive Officer and a Director of the
                          Distributor, the Adviser, Van Kampen American
                          Capital Investment Advisory Corp. ("Advisory
                          Corp."), Van Kampen American Capital
                          Management, Inc. ("Management Inc.") and Van
                          Kampen American Capital Advisors, Inc.
                          ("Advisors Inc.") Chairman and a Director of
                          ACCESS, Van Kampen American Capital
                          Recordkeeping Services, Inc. and Van Kampen
                          American Capital Trust Company. Chairman,
                          President and a Director of Van Kampen
                          American Capital Services, Inc. and Van
                          Kampen American Capital Exchange Corporation.
                          Prior to November, 1996, President Chief
                          Executive Officer and a Director of VKAC
                          Holding. President, Chief Executive Officer
                          and a Trustee/Director of certain open-end
                          investment companies and closed-end
                          investment companies advised by Asset
                          Management. Chairman of the Board of
                          Governors and the Executive Committee of the
                          Investment Company Institute. Prior to July
                          1996, President, Chief Executive Officer and
                          a Trustee/Director of the funds in the Fund
                          Complex, open-end investment companies
                          advised by Management Inc. and closed-end
                          investment companies advised by Advisory
                          Corp.
Dennis J. McDonnell.....  President, Chief Operating Officer and a
  One Parkview Plaza      Director of the Adviser, Advisory Corp.,
  Oakbrook Terrace, IL    Management Inc. and Advisors Inc. Executive
  60181                   Vice President and a Director of VKAC.
                          Director of MCM Group, Inc., McCarthy,
                          Crisanti & Maffei, Inc., MCM Asia Pacific
                          Company, Limited and MCM (Europe) Limited.
                          Prior to November, 1996, Executive Vice
                          President and a Director of VKAC Holding.
                          President and Trustee of the funds in the
                          Fund Complex.

    NAME AND ADDRESS                  PRINCIPAL OCCUPATION
    ----------------                  --------------------
Ronald A. Nyberg........  Executive Vice President, General Counsel and
  One Parkview Plaza      Secretary of VKAC. Executive Vice President,
  Oakbrook Terrace, IL    General Counsel, Assistant Secretary and a
  60181                   Director of the Distributor, the Adviser,
                          Advisory Corp., Management Inc., Van Kampen
                          American Capital Trust Company, Van Kampen
                          American Capital Recordkeeping Services, Inc.
                          and Van Kampen American Capital Insurance
                          Agency of Illinois, Inc. Executive Vice
                          President, General Counsel and Assistant
                          Secretary of Advisors Inc., Van Kampen
                          American Capital Exchange Corporation, ACCESS
                          and Van Kampen American Capital Services,
                          Inc. Prior to November 1996, Executive Vice
                          President, General Counsel and Secretary of
                          VKAC Holding. Vice President and Secretary of
                          the funds in the Fund Complex, other open-end
                          investment companies advised by Asset
                          Management, open-end investment companies
                          advised by Management Inc. and closed-end
                          investment companies advised by Asset
                          Management and Advisory Corp. Director of ICI
                          Mutual Insurance Co., a provider of insurance
                          to members of the Investment Company
                          Institute.
William R. Rybak........  Executive Vice President and Chief Financial
  One Parkview Plaza      Officer of VKAC since February 1993.
  Oakbrook Terrace, IL    Treasurer of VKAC Holding through December
  60181                   1993 and Executive Vice President and Chief
                          Financial Officer of VKAC Holding through
                          October 1996. Executive Vice President, Chief
                          Financial Officer and a Director of the
                          Distributor, the Adviser, Advisory Corp.,
                          Management Inc. and Van Kampen American
                          Capital Recordkeeping Services, Inc.
                          Executive Vice President and Chief Financial
                          Officer of the Van Kampen American Capital
                          Advisors, Inc., Van Kampen American Capital
                          Exchange Corporation, Van Kampen American
                          Capital Trust Company, ACCESS, and Van Kampen
                          American Capital Insurance Agency of
                          Illinois, Inc. Director of Alliance Bancorp,
                          a savings and loan holding company, and prior
                          to February 1997, Chairman of the Board of
                          Hinsdale Financial Corp., a savings and loan
                          holding company.
Peter W. Hegel..........  Executive Vice President of Advisory Corp.,
  One Parkview Plaza      Management Inc. and Advisors Inc. Executive
  Oakbrook Terrace, IL    Vice President and Director of Asset
  60181                   Management. Vice President of the funds in
                          the Fund Complex, open-end investment
                          companies advised by Management Inc. and
                          closed-end investment companies advised by
                          Advisory Corp.

    NAME AND ADDRESS                  PRINCIPAL OCCUPATION
    ----------------                  --------------------
Alan T. Sachtleben......  Executive Vice President of Asset Management,
  2800 Post Oak Blvd.     Advisory Corp., Management Inc. and Executive
  Houston, TX 77056       Vice President and Director of Advisors Inc.
                          Vice President of the funds in the Fund
                          Complex and certain open-end investment
                          companies advised by the Adviser.

  The following table sets forth the trustees and officers of the Funds who are also officers of the Adviser.

                NAME                             POSITIONS WITH THE FUNDS
                ----                             ------------------------
Dennis J. McDonnell..................  President
Peter W. Hegel.......................  Vice President
Curtis W. Morell.....................  Vice President and Chief Accounting Officer
Ronald A. Nyberg.....................  Vice President and Secretary
Alan T. Sachtleben...................  Vice President
Paul R. Wolkenberg...................  Vice President
Edward C. Wood III...................  Vice President and Chief Financial Officer
John L. Sullivan.....................  Treasurer
Tanya M. Loden.......................  Controller
Nicholas Dalmaso.....................  Assistant Secretary
Huey P. Falgout, Jr..................  Assistant Secretary
Scott E. Martin......................  Assistant Secretary
Weston B. Wetherell..................  Assistant Secretary
Steven M. Hill.......................  Assistant Treasurer
M. Robert Sullivan...................  Assistant Controller

  The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are all officers of the Adviser, the Distributor, VKAC or their affiliates and receive compensation in such capacities.

NON-ADVISORY AGREEMENTS

  In connection with the Board of Trustee's review and approval of the New Advisory Agreements as described above, the Board of Trustees reviewed and approved certain other agreements with the Adviser, VKAC, the Distributor and ACCESS. These agreements do not need to be voted on by the shareholders of the Funds at the Meeting. The Adviser currently anticipates that the services provided to the Funds pursuant to these agreements will continue to be provided after the proposed New Advisory Agreements are approved.

  Distribution Agreement, Distribution Plan and Service Plan. Each Fund has entered into a distribution agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases shares for resale to the public, either directly or through securities dealers. The address of the Distributor is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. In connection with their consideration of the

Merger, the Board of Trustees considered the affects of the Merger on the Distributor and the ability of the Distributor to continue distributing the shares of the Funds. The new distribution agreement between each Fund and the Distributor is substantially similar to the current distribution agreement, except that the new distribution agreement designates certain officers of the Distributor and the officers of the Fund to be essential personnel with respect to the operations of the Fund. The Distributor may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. In addition, the Distributor may not distribute shares of any investment companies other than the Funds without the prior approval of the Board of Trustees. The Distributor may not change its name without the prior consent of the Board of Trustees. Under each distribution agreement, each Fund paid the Distributor the amount set forth Annex D hereto for its most recently completed fiscal year.

  Each Fund (with the exception of the LIT Global Equity Portfolio) has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. Each Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay to the Distributor a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are implemented through an agreement with the Distributor. The Distributor has entered into sub-agreements with certain members of the NASD who are acting as securities dealers, as well as NASD members or eligible non-members who are acting as brokers or agents. The Funds have entered into similar agreements with financial intermediaries who are acting as brokers that may provide for their customers or clients certain services or assistance. The agreements between the Distributor and certain brokers, dealers and agents and the agreements between the Funds and certain financial intermediaries, which agreements implement the Distribution Plan and the Service Plan, are referred to herein collectively as the "Selling Agreements." Brokers, dealers and financial intermediaries that have entered into Selling Agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Each Fund (with exception of the LIT Global Equity Portfolio) may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares (or, for Funds with only one class of shares, such Shares) of the respective Fund pursuant to the Distribution Plan and the Service Plan. From such amount, each Fund may spend up to the full 0.25% per year of its average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the

Distributor and by financial intermediaries and in connection with the maintenance of shareholders' accounts. Each Fund (with the exception of the LIT Global Equity Portfolio) pays the Distributor the lesser of the balance of the 0.25% not paid to such financial intermediaries or the amount of the Distributor's actual distribution related expenses.

  Each Fund (with the exception of the LIT Global Equity Portfolio) may spend up to 0.75% per year of its average daily net assets attributable to its Class B Shares pursuant to the Distribution Plan. In addition, each Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Each Fund (with the exception of the LIT Global Equity Portfolio) may spend up to 0.75% per year of the average daily net assets attributable to its Class C Shares pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such financial intermediary's customers. In addition, each Fund may spend up to 0.25% per year of the respective Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Amounts payable to the Distributor with respect to the Class A Shares (or, for Funds with only one class of shares, such Shares) under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B Shares and Class C Shares sold subject to a contingent deferred sales charge ("CDSC Shares") for any given year may exceed the amounts payable to the Distributor with respect to the CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to the CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed distribution expenses may be carried forward (on a Fund level basis). Because a Fund's distribution expenses are accounted for on a Fund-wide basis, a particular CDSC Share may pay distribution expenses greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share.

  Transfer Agency Agreement. Each Fund has entered into a Transfer Agency Agreement with ACCESS pursuant to which ACCESS provides transfer agency and dividend disbursing services for such Fund. The address of ACCESS is 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. For its services, ACCESS charges each Fund a fee that is determined in accordance with a cost allocation model developed in conjunction with, and periodically reviewed by, Coopers & Lybrand LLP. The model allocates among the Funds ACCESS' cost of providing the Funds with transfer agency services, plus a profit margin approved by the Board of Trustees. The allocation is based upon a number of factors including the number of shareholder accounts per Fund, the number and type of shareholder transactions experienced by each Fund and other factors. Under the Transfer Agency Agreement, each Fund paid ACCESS the amount set forth at Annex D hereto for its most recently completed fiscal year. In connection with their consideration of the Merger, the Board of Trustees considered the effects of the Merger on ACCESS and the ability of ACCESS to continue to provide transfer agency and dividend disbursing services to the Funds. The new Transfer Agency Agreement between the Funds and ACCESS is substantially similar to the current Transfer Agency Agreement, except that the new Transfer Agency Agreement designates certain officers of the transfer agent and the officers of the Fund to be essential personnel. ACCESS may not make any material or significant personnel changes or replace any essential personnel or materially change their duties and responsibilities prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner.

  Fund Accounting Agreement. Each Fund has entered into an accounting services agreement with Advisory Corp. pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the Fund's custodian. The Board of Trustees of each Fund has approved an amendment to each Fund's accounting services agreement whereby Advisory Corp. will assume responsibility for providing accounting services currently provided by the custodian of each Fund's assets. Each AC Fund is party to the Fund Accounting Agreement, and currently receives, or as soon as practicable will receive, all accounting services through Advisory Corp. Each Fund shares equally, together with the other mutual funds advised and distributed by the Adviser and the Distributor, respectively, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by each Fund based proportionally upon their respective net assets. Under the Fund Accounting Agreements, each Fund paid Advisory Corp. the amount set forth at Annex D hereto for its most recently completed fiscal year.

  Legal Services Agreement. Each VK Fund has entered into a Legal Services Agreement pursuant to which VKAC provides legal services, including without limitation maintenance of the VK Funds' minute books and records, preparation and oversight of the VK Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues. Payment by each VK Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. Under the Legal Services Agreement, each VK Fund paid VKAC the amount set forth at Annex D hereto for its most recently completed fiscal year. VKAC also provides legal services for the AC Funds, which do not currently reimburse VKAC for the provision of such services. VKAC allocates 50% of its costs equally to each Fund and the remaining 50% of such costs are allocated to specific Funds based on specific time allocations, or in the event services are attributable only to types of investment companies (i.e. closed-end or open-end), the relative amount of time spent on each type of investment companies and then further allocated among Funds of that type based upon their respective net asset values.

SHAREHOLDER INFORMATION

  As of April 4, 1997, the "interested persons" of each Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of each Fund. The persons who, to the knowledge of the Funds, owned beneficially more than 5% of a class of a Fund's outstanding Shares as of April 4, 1997 are set forth at Annex I hereto.

  The number of each Fund's outstanding Shares as of April 14, 1997 is set forth at Annex C hereto.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  Morgan Stanley or its affiliates will pay the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or VKAC, or by dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $268,305.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, each Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of such Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,

                                          Vice President and Secretary
April 21, 1997

                                                                         ANNEX A

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

  The following list sets forth the Van Kampen American Capital mutual funds (the "Funds") participating in the Joint Special Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on Wednesday, May 28, 1997, at 11:00 a.m. Each Fund is organized as a series of a Delaware business trust (collectively, the "Trusts"). The name in the left hand column below is the legal name for each Trust and each Fund and the name in the right hand column below is the abbreviated name as used in the Proxy Statement. The Fund's abbreviated name and the Trust's abbreviated name for purposes of this proxy are the same unless such Trust has multiple series or has names of series that differ from the Trust name.

                    LEGAL NAME                             ABBREVIATED NAME
                    ----------                             ----------------
Van Kampen American Capital Harbor Fund             Harbor Fund
Van Kampen American Capital High Income Corporate   High Income Corporate Bond Fund
 Bond Fund
Van Kampen American Capital Global Managed Assets   Global Managed Assets Fund
 Fund

Van Kampen American Capital World Portfolio         World Portfolio Series Trust
Series Trust:
 Van Kampen American Capital Global Equity Fund     Global Equity Fund
 Van Kampen American Capital Global Government      Global Government Fund
   Securities Fund
Van Kampen American Capital Life Investment         Life Investment Trust
 Trust:*
 Global Equity Portfolio                            LIT Global Equity Portfolio
Van Kampen American Capital Tax-Exempt Trust:       Tax-Exempt Trust
 Van Kampen American Capital High Yield Municipal   High Yield Municipal Fund
   Fund

---------------
* Other series of this Trust are voting at separate meetings with respect to the election of trustees of this Trust. The votes of the shareholders of such other series will be aggregated with the votes of the shareholders of the series voting at this Meeting when determining if a nominee has received sufficient votes to be elected to the Board of Trustees.

                                                                       ANNEX B-1

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

AGREEMENT (herein so called) made this [DATE], by and between VAN KAMPEN
AMERICAN CAPITAL                              FUND, a Delaware business trust
(hereinafter referred to as the "FUND"), and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation (hereinafter referred to as the "ADVISER").

The FUND and the ADVISER agree as follows:

(1) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the FUND's Trustees and in conformity with applicable laws, the FUND's Agreement and Declaration of Trust ("Declaration of Trust"), By-laws, registration statements, prospectus and stated investment objectives, policies and restrictions, shall:

    a. manage the investment and reinvestment of the FUND's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the FUND's portfolio, and formulation and implementation of investment programs;

    b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the FUND's account with brokers or dealers selected by the ADVISER;

    c. conduct and manage the day-to-day operations of the FUND including, by way of illustration, the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, the furnishing of routine legal services except for services provided by outside counsel to the FUND selected by the Trustees, and the supervision of the FUND's Treasurer and the personnel working under his direction; and

    d. furnish to the FUND office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a., b., and c. above and pay the compensation of each FUND trustee and FUND officer who is an affiliated person of the ADVISER, except the compensation of the FUND's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the FUND the most favorable price and execution available and shall maintain records adequate to demonstrate compliance with this

                                      B1-1
requirement. Subject to prior authorization by the FUND's Trustees of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the FUND to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization and to the extent authorized by law, the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the FUND shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder, which expenses payable by the FUND shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) compensation of its trustees and officers other than those who are affiliated persons of the ADVISER; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the FUND which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the FUND's financial statements, preparation of such financial statements and other FUND documents and reports of a financial nature required by federal and state laws, and participation in the production of the FUND's registration statement, prospectuses, proxy solicitation materials and reports to shareholders; (v) fees of outside counsel to and of independent accountants of the FUND selected by the Trustees; (vi) custodian, registrar and shareholder service agent fees and expenses; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the FUND and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the FUND's membership in trade associations approved by the Trustees; and
(xv) such nonrecurring expenses as may arise, including those associated with actions, suits or proceedings to which the FUND is a party and the legal obligation which the FUND may have to indemnify its officers and trustees with respect thereto. To the extent that any of the foregoing expenses are allocated

                                      B1-2
between the FUND and any other party, such allocations shall be pursuant to methods approved by the Trustees.

  For a period of one year commencing on the effective date of this Agreement, the ADVISER and the FUND agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the ADVISER and
(ii) each director, officer and employee of the ADVISER or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the FUND each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the FUND and the FUND'S shareholders. In connection with the ADVISER'S acceptance of employment hereunder, the ADVISER hereby agrees and covenants for itself and on behalf of its Affiliates that neither the ADVISER nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner. In addition, neither the ADVISER nor any Affiliate of the ADVISER shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner.

(2) ROLE OF ADVISER

  The ADVISER, and any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the FUND are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 (the "1940 Act"), any of the shareholders, trustees, officers and employees of the FUND may be a shareholder, trustee, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the FUND.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the ADVISER, neither the ADVISER nor any subadviser shall be subject to liability to the FUND, or to any shareholder of the FUND, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

                                      B1-3

(3) COMPENSATION PAYABLE TO ADVISER

  The FUND shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee computed at the following annual rate:

                            [advisory fee schedule]

  Average daily net assets shall be determined by taking the average of the net assets for each business day during a given calendar month calculated in the manner provided in the FUND's Declaration of Trust. Such fee shall be payable for each calendar month as soon as practicable after the end of that month.

  The fees payable to the ADVISER by the FUND pursuant to this Section 3 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the FUND, less any direct expenses incurred by such person, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the FUND's portfolio transactions and shall advise the Trustees of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the FUND's portfolio transactions or other arrangements which may benefit the FUND.

  In the event that the ordinary business expenses of the FUND for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the FUND's shares are qualified for sale, the compensation due the ADVISER for such fiscal year shall be reduced by the amount of such excess. The Adviser's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the FUND, and if such amount should exceed such monthly compensation, the ADVISER shall pay the FUND an amount sufficient to make up the deficiency, subject to readjustment during the FUND's fiscal year. For purposes of this paragraph, all ordinary business expenses of the FUND shall include the investment advisory fee and other operating expenses paid by the FUND except (i) for interest and taxes; (ii) brokerage commissions; (iii) as a result of litigation in connection with a suit involving a claim for recovery by the FUND; (iv) as a result of litigation involving a defense against a liability asserted against the FUND, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; (v) any indemnification paid by the FUND to its officers and trustees and the ADVISER in accordance with applicable state and federal laws as a result

                                      B1-4
of such litigation; and (vi) amounts paid to Van Kampen American Capital Distributors, Inc., the distributor of the FUND's shares, in connection with a distribution plan adopted by the FUND's Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(4) BOOKS AND RECORDS

  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the ADVISER hereby agrees that all records which it maintains for the FUND are the property of the FUND and further agrees to surrender promptly to the FUND any of such records upon the FUND's request. The ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act.

(5) DURATION OF AGREEMENT

  This Agreement shall become effective of the date hereof, and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the FUND's Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the FUND's Trustees or a majority of the FUND's outstanding voting securities.

  This Agreement shall terminate automatically in the event of its assignment. The Agreement may be terminated at any time by the FUND's Trustees, by vote of a majority of the FUND's outstanding voting securities, or by the ADVISER, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without payment of any penalty.

(6) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the FUND by the Securities and Exchange Commission (the "Commission"), or such interpretive positions as may be taken by the Commission or its staff, under the 1940 Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

                                      B1-5

  The execution of this Agreement has been authorized by the FUND's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Fund or the Trustees of the FUND as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the FUND individually but are binding only upon the assets and property of the FUND. A Certificate of Trust in respect of the Fund is on file with the Secretary of State of Delaware.

  All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-laws principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  In connection with its employment hereunder, the ADVISER hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the FUND.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VAN KAMPEN
AMERICAN CAPITAL
ASSET MANAGEMENT, INC.

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------
VAN KAMPEN
AMERICAN CAPITAL
[                      ] FUND

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------

                                      B1-6

                                                                       ANNEX B-2

                                    FORM OF
                   INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
                          VAN KAMPEN AMERICAN CAPITAL
                             ASSET MANAGEMENT, INC.
                                      AND
                      MORGAN STANLEY ASSET MANAGEMENT INC.

THIS AGREEMENT is made as of this [Date] by and between MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation, located at 1221 Avenue of the Americas, New York, New York 10020, and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("VKAC"), a Delaware corporation, located at 2800 Post Oak Boulevard, Houston, Texas 77056.

WHEREAS, VKAC has heretofore sponsored and acts as Investment Adviser to Van
Kampen American Capital                       Fund (the "Fund"); and

WHEREAS, Morgan Stanley Asset Management Inc. ("MSAM") has available a staff of experienced investment personnel and facilities for providing investment sub-advisory services to the investment portfolio; and

WHEREAS, MSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended and is willing to provide VKAC with investment advisory services on the terms and conditions hereinafter set forth; and

WHEREAS, VKAC and MSAM (jointly referred to as "the Advisers") desire to enter into an agreement for MSAM to provide sub-advisory services to the Fund and to VKAC with respect to the Fund's investments.

NOW THEREFORE it is mutually agreed:

1. INVESTMENT SUB-ADVISORY SERVICES

1.1 Investment Advice

a) Effective on [      ], 1997, and subject to the overall policies, control,
direction and review of the Fund's Trustees, MSAM shall keep under review the investments of the Fund and continuously furnish to the Fund and to VKAC (1) investment advice with respect to all or such portion of the Fund's assets as the Advisers agree to from time to time; (2) economic, statistical and research information and advice, including advice on the allocation of investments among countries, relating to all or such portion of the Fund's assets as the Advisers shall agree to from time to time; (3) recommendations as to the voting of proxies solicited by or with respect to securities under MSAM's supervision; and
(4) an investment program with respect to securities and recommendations as to what

                                      B2-1
securities shall be purchased, sold or exchanged, and what portion, if any, of the securities shall be held in money market instruments.

  b) The Advisers are responsible for the allocation of the Fund's assets among the various securities markets of the world. The Advisers will determine at least quarterly the percentage of the assets that shall be allocated to each of the Advisers (the "Asset Allocation"). The Asset Allocation will specify the percentage and nature of the assets of the Fund allocated to each of the Advisers for management on the effective date of the determination and will apply to cash inflows or outflows and income and expense accruals thereafter until such time as the Asset Allocation is redetermined. Each of the Advisers will be responsible for the allocation of assets among the securities markets within various regions as they agree to from time to time.

  c) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, MSAM shall determine the securities to be purchased and sold by the Fund and shall place orders for the purchase, sale or exchange of securities for the Fund's accounts with brokers or dealers and to that end MSAM is authorized by the Trustees to give instructions to the Custodian and any Sub-Custodian of the Fund as to deliveries of such securities, transfers of currencies and payments of cash for the account of the Fund.

  d) In performing these services, MSAM shall adhere to the Fund's investment objectives, restrictions and limitations as contained in its Prospectus, Statement of Additional Information, or Agreement and Declaration of Trust and shall comply with all statutory and regulatory restrictions, limitations and requirements applicable to the activity of the Fund.

  e) Unless otherwise instructed by VKAC or the Trustees, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by VKAC or by the Trustees, MSAM shall have executed and performed on behalf of and at the expense of the Fund:

    i) Purchases, sales, exchanges, conversions, and placement or orders for execution, and

    ii) Reporting of all transactions to VKAC and to other entities as directed by VKAC or by the Trustees.

  f) MSAM shall provide the Trustees at least quarterly, in advance of the regular meetings of the Trustees, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Trustees. MSAM shall also make an investment officer available to attend such meetings of the Trustees as the Trustees may reasonably request.

                                      B2-2

1.2 Restriction of MSAM's Powers

  (a) MSAM shall not commit the Fund to any extent beyond the amount of the cash and securities placed by the Fund under the control of the MSAM.

  (b) In carrying out its duties hereunder MSAM shall comply with all reasonable instruction of the Fund or VKAC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Trustees or by any other person authorized by a resolution of the Trustees provided a certified copy of such resolution has been supplied to MSAM.

  (c) All securities, cash, and other assets of the Fund shall be placed and maintained in the care of a member bank of the Federal Reserve System of the United States approved by the Trustees as custodian and one or more "Eligible Foreign Custodians" (as defined in Rule 17f-5 under the Investment Company Act of 1940 (the "1940 Act")) approved by the Trustees as sub-custodians.

  (d) Persons authorized by resolution of the Trustees shall have the right to inspect and copy contracts, notes, vouchers, and copies of entries in books or electronic recording media relating to the Fund's transactions at the registered office of MSAM at any time during normal business hours. Such records, in relation to each transaction effected by MSAM on behalf of the Fund shall be maintained by MSAM for a period of seven years from the date of such transaction.

1.3 Purchase and Sale of Securities

  In performing the services described above, MSAM shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Trustees, MSAM may, to the extent authorized by law, cause the Fund to pay a broker or dealer who provides brokerage and research services an amount of commission for effecting the Fund's investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker or dealer. To the extent authorized by law, MSAM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

1.4 Custodian

  MSAM shall not act as Custodian for the securities or any other assets of the Fund. All such assets shall be held by the Custodian or Sub-Custodian appointed by the Trustees.

                                      B2-3

2. DUTIES OF VKAC

2.1 Provision of Information

  VKAC shall advise MSAM from time to time with respect to the Fund of its investment objectives and of any changes or modifications thereto, as well as any specific investment restrictions or limitations by sending to MSAM a copy of each registration statement relating to the Fund as filed with the Securities and Exchange Commission. As requested by MSAM, VKAC shall furnish such information to MSAM as to holdings, purchases, and sales of the securities under its management as will reasonably enable MSAM to furnish its investment advice under this Agreement.

2.2 Compensation to MSAM

  The fee for the services provided under this Agreement will be determined as follows:

    (a) An amount for each month (or such other valuation period as may be mutually agreed upon) equivalent, on an annual basis, to 50% of the compensation actually received by VKAC pursuant to the investment advisory fee schedule set forth in the Investment Advisory Agreement between the Fund and VKAC taking into account any waiver or return to the Fund of any or all of such advisory fee by VKAC (with any such return of fees to be treated as if not actually received). The value of the assets of the Fund shall be computed as of the close of business on the last day of each valuation period for the Fund, using the average of all the daily determinations of the net value of the assets of the Fund.

    (b) The foregoing fee shall be paid in cash by VKAC to MSAM within five (5) business days after the last day of the valuation period.

3. MISCELLANEOUS

3.1 Activities of MSAM

  The services of MSAM as Sub-Adviser to VKAC under this Agreement are not to be deemed exclusive, MSAM and its affiliates being free to render services to others. It is understood that shareholders, trustees, officers and employees of MSAM may become interested in the Fund or VKAC as a shareholder, trustee, officer, partner or otherwise.

3.2 Services to Other Clients

  VKAC acknowledges that MSAM may have investment responsibilities, or render investment advice to, or perform other investment advisory services for, other individuals or entities ("Clients"). Subject to the provisions of this paragraph, VKAC agrees that MSAM may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund,

                                      B2-4
provided that MSAM acts in good faith, and provided, further, that it is MSAM policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Clients, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. VKAC acknowledges that one or more of the Clients may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise. MSAM shall have no obligation to acquire for the Fund a position in any investment which any Client may acquire, and VKAC shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund or otherwise.

3.3 Best Efforts

  It is understood and agreed that in furnishing the investment advice and other services as herein provided, MSAM shall use its best professional judgment to recommend actions which will provide favorable results for the Fund. MSAM shall not be liable to the Fund or to any shareholder of the Fund to any greater degree than VKAC.

3.4 Duration of Agreement

  a) This Agreement, unless terminated pursuant to paragraph b or c below or
Section 2.2(c), shall continue in effect through May 31, 1999, and thereafter shall continue in effect from year to year, provided its continued applicability is specifically approved at least annually by the Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In addition, such continuation shall be approved by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the 1940 Act.

  b) This Agreement may be terminated by sixty (60) days' written notice by either VKAC or MSAM to the other party. The Agreement may also be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Trustees or, by the vote of a majority of the outstanding voting securities of such Fund), on sixty (60) days' written notice to both VKAC and MSAM. This Agreement shall automatically terminate in the event of the termination of the investment advisory agreement between VKAC and the Fund.

  c) This Agreement shall terminate in the event of its assignment. The term "assignment" for this purpose shall have the same meaning set forth in Section 2(a)(4) of the 1940 Act.

  d) Termination shall be without prejudice to the completion of any transactions which MSAM shall have committed to on behalf of the Fund prior to the time of

                                      B2-5
termination. MSAM shall not effect and the Fund shall not be entitled to instruct MSAM to effect any further transactions on behalf of the Fund subsequent to the time termination takes effect.

  e) This Agreement shall terminate forthwith by notice in writing on the happening of any of the following events:

     i) if VKAC or MSAM shall go into liquidation (except a voluntary liquidation for the purpose of and followed by a bona fide reconstruction or amalgamation upon terms previously approved in writing by the party not in liquidation) or if a receiver or receiver and manager of any of the assets of any of them is appointed; or

    ii) if either of the parties hereto shall commit any breach of the provisions hereof and shall not have remedied such breach within 30 days after the service of notice by the party not in breach on the other requiring the same to be remedied.

  f) On the termination of this Agreement and completion of all matters referred to in the foregoing paragraph (d) MSAM shall deliver or cause to be delivered to the Fund copies of all documents, records and books of the Fund required to be maintained pursuant to Rules 31a-1 or 31a-2 of the 1940 Act which are in MSAM's possession, power or control and which are valid and in force at the date of termination.

3.5 Notices

  Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other parties shall be in writing and delivered personally or sent by mail or telecopy (with a hard copy to follow),

If to MSAM, to:

  Morgan Stanley Asset Management Inc.
  1221 Avenue of the Americas
  New York, New York 10020
  attn: Warren J. Olsen

with a copy to:

  Morgan Stanley Asset Management Inc.
  1221 Avenue of the Americas
  New York, New York 10020
  attn: Harold J. Schaaff, Esq.

If to VKAC, to:

  Van Kampen American Capital Asset Management, Inc.
  One Parkview Plaza
  Oakbrook Terrace, IL 60181
  attn: Dennis J. McDonnell

                                      B2-6
with a copy to:

  Van Kampen American Capital Asset Management, Inc.
  One Parkview Plaza
  Oakbrook Terrace, IL 60181
  attn: Ronald A. Nyberg, Esq.

or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be presumed to have been duly given to the party to which it is addressed, on the date three (3) days after mailing, and in the case of delivery by telecopy, on the date the hard copy is received.

3.6 Choice of Law

  This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the United States and the State of New York, without regard to the conflicts of laws principles thereof.

3.7 Miscellaneous Provisions

  The execution of this Agreement has been authorized by the Fund's Trustees and by the shareholders. This Agreement is executed on behalf of the Fund or the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. A Certificate of Trust in respect of the Fund is on file with the Secretary of State of Delaware.

  IN WITNESS WHEREOF, the Agreement has been executed as of the date first above given.

VAN KAMPEN AMERICAN
CAPITAL ASSET
MANAGEMENT, INC.

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------
MORGAN STANLEY ASSET MANAGEMENT INC.

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------

                                      B2-7

                                                                       ANNEX B-3

                VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST --
             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND
                             SUBADVISORY AGREEMENT
            (MARKED TO SHOW CHANGES FROM CURRENT ADVISORY AGREEMENT)

THIS AGREEMENT is made this [Date], by and between VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation (the "Adviser") and VAN KAMPEN AMERICAN CAPITAL ADVISORS, INC., a Delaware corporation (the "Subadviser").

WHEREAS, Van Kampen American Capital Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended, as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended, as an investment adviser;

WHEREAS, the Agreement and Declaration of Trust authorizes the Trustees of the Trust to classify or reclassify authorized but unissued shares of the Trust, and as of the date of this Agreement, the Trust's Trustees have authorized the issuance of one series of shares representing interests in one investment portfolio -- the Van Kampen American Capital High Yield Municipal Fund (the "Fund") (such portfolio and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds");

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [Date], with the Trust (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Fund; and

WHEREAS, the securities sought for the investment portfolio of the Fund are sold in a highly specialized market and the Adviser is desirous to engage a subadviser in an effort to improve its access to that market and enhance its ability to acquire investment securities that meet the Fund's investment objectives;

WHEREAS, the Adviser wishes to retain the Subadviser for purposes of rendering such advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

                                      B3-1

  1. APPOINTMENT OF SUBADVISER. The Adviser hereby appoints the Subadviser to render investment research and advisory services to the Adviser with respect to the Fund, under the supervision of the Adviser and subject to the approval and direction of the Trust's Trustees, and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein.

  2. INVESTMENT ANALYSIS. The duties of the Subadviser shall include:

    a. obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

    b. determining which issuers and securities shall be represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Trust's Trustees; and

    c. formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Trust's Trustees.

  3. CONTROL BY TRUSTEES. Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Trust's Trustees.

  4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Subadviser shall at all times conform to:

    a. all applicable provisions of the Act and any rules and regulations adopted thereunder;

    b. the provisions of the registration statement of the Trust, as the same may be amended from time to time, under the Securities Act of 1933 and the Act;

    c. the provisions of the Investment Advisory Agreement;

    d. the provisions of the Agreement and Declaration of Trust of the Trust, as the same may be amended from time to time;

    e. the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

    f. any other applicable provisions of state or federal law.

  5. COMPENSATION. The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, an annual fee, payable monthly, which for the initial one-year term of this Agreement shall be paid according to the following fee schedule: 0.40% of the first $20 million of the Fund's average daily net assets, 0.25% of the next $30 million of the Fund's average daily net assets and 0.15% of the

                                      B3-2
excess over $50 million of the Fund's average daily net assets. The average daily net assets of the Fund shall be determined by taking the average of the net assets for each business day during a given calendar month, calculated in the manner provided in the Trust's Agreement and Declaration of Trust. After the termination of the initial term of this Agreement, such fee schedule shall be subject to annual adjustment concurrently with renewal of this Agreement for an additional one-year term. Each annual renewal shall be deemed to be at the fee schedule in effect immediately prior to the expiration of the most recent term unless a new fee schedule is set prior to renewal in writing signed by the Adviser and the Subadviser, in which case the renewal will be deemed to be at the fee schedule set forth in such writing.

  6. EXPENSES OF THE FUND. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in the Investment Advisory Agreement.

  7. NON-EXCLUSIVITY. The services of the Subadviser to the Adviser with respect to the Trust and the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors/trustees of the Adviser or of the Trust, and that officers or directors/trustees of the Adviser or of the Trust may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

  8. TERM AND APPROVAL. This Agreement shall have an initial term through May 31, 1999, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

    a. (i) by the Trust's Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the Act); and

    b. by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

  9. TERMINATION. This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of the Trust's Trustees or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, or by the Subadviser on sixty (60) days' written notice to the other party and to the Trust. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the Act.

                                      B3-3

  10. LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

  11. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice, with a copy to the Trust. Until further notice, it is agreed that the address of (i) the Trust shall be One Parkview Plaza, Oakbrook Terrace, Illinois, 60181; (ii) that of the Adviser shall be 2800 Post Oak Blvd., Houston, Texas 77056; and (iii) that of the Subadviser shall be 40 Broad Street, Suite 828, Boston, Massachusetts 02110.

  12. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the Act. In addition, where the effect of a requirement of the Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13. MISCELLANEOUS PROVISIONS

  The execution of this Agreement has been authorized by the Trust's Trustees and by the sole shareholder. This Agreement is executed on behalf of the Trust or the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. A Certificate of Trust in respect of the Fund is on file with the Secretary of State of Delaware.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

VAN KAMPEN
AMERICAN CAPITAL
ADVISORS, INC.

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------
VAN KAMPEN
AMERICAN CAPITAL
ASSET MANAGEMENT, INC.

By:

    ------------------------------------

Name:

       ------------------------------------

Its:

    ------------------------------------

                                      B3-4

                                                                         ANNEX C

  The table below sets forth, for each investment company for which Asset Management acts as investment adviser, the number of the investment company's outstanding shares as of April 14, 1997, the investment company's net assets as of April 14, 1997 or as otherwise noted and the rate at which it compensates Asset Management for investment advisory services. Funds for which Asset Management has waived or reduced its compensation are marked by an "*". There can be no assurance that Asset Management will continue such waiver or reduction.

I. ADVISORY AGREEMENTS BETWEEN ASSET MANAGEMENT AND THE FUNDS

                                                                            NUMBER OF
                                                                             SHARES
                                                                           OUTSTANDING       NET ASSETS
                                                                              AS OF            AS OF
                                                                            APRIL 14,        APRIL 14,
                                    FUNDS                                     1997              1997           ADVISORY FEE SCHEDULE
                                    -----                                  -----------       ----------        ---------------------
A.       Global Government Fund......................................      16,723,146       $  1,163,250              .750%
B.       Global Managed Assets Fund..................................       2,061,022       $ 20,785,486              1.00%
         Global Equity Fund..........................................      17,137,246       $241,129,462
         LIT Global Equity Portfolio.................................         235,439       $  2,732,398
C.       High Yield Municipal Fund...................................      89,604,065       $989,077,793    First $300 Million .600
                                                                                                            Next $300 Million .550%
                                                                                                            Over $600 Million .500%
D.       High Income Corporate Bond Fund.............................      94,853,084       $601,707,636    First $150 Million .625
                                                                                                            Next $150 Million .550%
                                                                                                            Over $300 Million .500%
E.       Harbor Fund.................................................      29,961,766       $437,462,002    First $350 Million .550
                                                                                                            Next $350 Million .500%
                                                                                                            Next $350 Million .450%
                                                                                                            Over $1.05 Billion .400%

II. ADVISORY AGREEMENTS BETWEEN ASSET MANAGEMENT AND OTHER INVESTMENT COMPANIES

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     APRIL 14,        APRIL 14,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                               -----------       ----------          ------------
A.   Van Kampen American Capital Bond Fund.......................      11,362,465   $  224,186,869   First $150 Million
                                                                                                     .500%
     Van Kampen American Capital Convertible Securities Fund.....       3,241,824   $   77,621,539   Next $100 Million .450%
     Van Kampen American Capital Corporate Bond Fund.............      23,032,612   $  187,429,712   Next $100 Million .400%
     Van Kampen American Capital Equity Income Fund..............     186,035,496   $1,223,810,799   Over $350 Million .350%
     Van Kampen American Capital Growth and Income Fund..........      55,784,083   $  851,135,534
     Van Kampen American Capital Reserve Fund....................     695,945,171   $  695,898,843
B.   Van Kampen American Capital Government Target Fund*.........         942,418   $   13,981,050   .500%
C.   Van Kampen American Capital Limited Maturity Government
      Fund.......................................................       4,971,910   $   59,772,543   First $1 Billion .500%
                                                                                                     Next $1 Billion .475%
                                                                                                     Next $1 Billion .450%
                                                                                                     Next $1 Billion .400%
                                                                                                     Over $4 Billion .350%
D.   Van Kampen American Capital Government Securities Fund......     231,890,794   $2,257,634,251   First $1 Billion .540%
                                                                                                     Next $1 Billion .515%
                                                                                                     Next $1 Billion .490%
                                                                                                     Next $1 Billion .440%
                                                                                                     Next $1 Billion .390%
                                                                                                     Next $1 Billion .340%
                                                                                                     Next $1 Billion .290%
                                                                                                     Over $7 Billion .240%

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     APRIL 14,        APRIL 14,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                               -----------       ----------          ------------
E.   Van Kampen American Capital Life Investment Trust Asset
      Allocation Portfolio*......................................       5,324,297   $   57,913,862   First $500 Million
                                                                                                     .500%
     Van Kampen American Capital Life Investment Trust Domestic
      Income Portfolio*..........................................       2,016,709   $   16,003,044   Next $500 Million .450%
     Van Kampen American Capital Life Investment Trust Enterprise
      Portfolio*.................................................       5,030,220   $   80,704,506   Over $1 Billion .400%
     Van Kampen American Capital Life Investment Trust Government
      Portfolio*.................................................       6,284,543   $   52,935,768
     Van Kampen American Capital Life Investment Trust Growth &
      Income Portfolio*..........................................         156,976   $    1,563,696
     Van Kampen American Capital Life Investment Trust Money
      Market Portfolio*..........................................      23,758,755   $   23,758,755
F.   Van Kampen American Capital Comstock Fund...................      91,430,028   $1,276,401,194   First $1 Billion .500%
     Van Kampen American Capital Enterprise Fund.................     110,441,458   $1,629,662,352   Next $1 Billion .450%
     Van Kampen American Capital Pace Fund.......................     223,704,032   $2,646,295,913   Next $1 Billion .400%
                                                                                                     Over $3 Billion .350%
G.   Van Kampen American Capital U.S. Government Trust for
      Income.....................................................      23,282,289   $  185,587,365   .600%
H.   Van Kampen American Capital Emerging Growth Fund............      81,017,806   $2,494,327,277   First $350 Million
                                                                                                     .575%
                                                                                                     Next $350 Million .525%
                                                                                                     Next $350 Million .475%
                                                                                                     Over $1.05 Billion
                                                                                                     .425%
I.   Van Kampen American Capital Small Capitalization Fund.......      14,026,448      178,744,066   N/A(1)
J.   Van Kampen American Capital Life Investment Trust Emerging
      Growth Portfolio*..........................................         368,876   $    4,616,922   .700%
K.   Van Kampen American Capital Real Estate Securities Fund.....       6,637,711   $   83,760,952   1.00%
     Van Kampen American Capital Life Investment Trust Real
      Estate Securities Portfolio................................      13,258,192   $  191,417,324
L.   Smith Barney Series Fund Emerging Growth Portfolio..........      16,723,146   $    1,163,250   .750%
M.   Van Kampen American Capital Income Trust....................      15,290,019   $  118,048,492   .650%
N.   Mosher, Inc.*...............................................       1,905,282   $   36,073,524   .450%
O.   Common Sense Trust International Equity Fund................       1,530,939   $   25,259,996   1.00%

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     APRIL 14,        APRIL 14,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                               -----------       ----------          ------------
P.   Common Sense Trust Government Fund..........................      27,684,426   $  278,580,795   First $1 Billion .600%
                                                                                                     Next $1 Billion .550%
                                                                                                     Next $1 Billion .500%
                                                                                                     Next $1 Billion .450%
                                                                                                     Next $1 Billion .400%
                                                                                                     Over $5 Billion .350%
Q.   Common Sense Trust Growth Fund..............................     184,961,484   $3,147,563,776   First $1 Billion .650%
     Common Sense Trust Growth and Income Fund...................      63,637,961   $1,062,007,742   Next $1 Billion .600%
     Common Sense Trust Emerging Growth Fund.....................       7,061,279   $  117,766,995   Next $1 Billion .550%
                                                                                                     Next $1 Billion .500%
                                                                                                     Over $4 Billion .450%
R.   Common Sense Trust Money Market Fund........................      61,825,907   $   61,825,660   First $2 Billion .500%
                                                                                                     Next $2 Billion .475%
                                                                                                     Over $4 Billion .450%
S.   Common Sense Trust Municipal Bond Fund......................       8,464,420   $  114,606,174   First $1 Billion .600%
                                                                                                     Next $1 Billion .550%
                                                                                                     Next $1 Billion .500%
                                                                                                     Over $3 Billion .450%

-------------------------
(1)Fund does not charge an advisory fee; shares of the fund are held by other funds advised by Asset Management or Advisory Corp. Assets of the fund also are reflected in the assets of such other funds.

                                                                         ANNEX D

    The following table sets forth amounts paid by each Fund during its most recently completed fiscal year pursuant to its investment advisory, fund accounting, transfer agency and distribution agreements and brokerage commissions to Morgan Stanley & Co., Dean Witter Discover and their affiliates.

                                                                                                  BROKERAGE          BROKERAGE
                                                         FUND       TRANSFER                     COMMISSIONS        COMMISSIONS
                             FISCAL      ADVISORY     ACCOUNTING     AGENCY     DISTRIBUTION    PAID TO MORGAN     PAID TO DEAN
           FUND             YEAR-END     EXPENSES      EXPENSES     EXPENSES      EXPENSES      STANLEY & CO.     WITTER DISCOVER
           ----             --------     --------     ----------    --------    ------------    --------------    ---------------
Global Equity Fund........    5/31      $1,605,816     $ 31,987    $852,280      $  622,671        $55,801              $90
Global Government Fund....    5/31       1,254,494       31,987     357,969         931,483              0                0
Global Managed Assets
 Fund.....................   12/31         176,886       29,574     106,078          88,661          3,141               48
Harbor Fund...............   12/31       2,481,240      128,687     771,539         651,118         19,308                0
High Income Corporate Bond
 Fund.....................    8/31       2,929,197      135,427     240,729         945,603            442                0
High Yield Municipal
 Fund.....................   11/30       4,757,392      208,513     728,605       2,430,143              0                0
LIT Global Equity
 Portfolio................   12/31               0            0           0               0            467                4

                                                                         ANNEX E

                   1996 AGGREGATE COMPENSATION FROM EACH FUND

                                                                                    TRUSTEE
                                    FISCAL    -----------------------------------------------------------------------------------
            FUND NAME              YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    REES
            ---------              --------   --------   ------   -------   -----    -------   -------   ------   ------    ----
World Portfolio Series Trust:
 Global Equity Fund...............   5/31       1,115       550      600       640    1,145       740       740      740    1,120
 Global Government Fund...........   5/31       1,180       590      610       655    1,205       770       770      770    1,180
   World Portfolio Series Trust
     Total........................              2,295     1,140    1,210     1,295    2,350     1,510     1,510    1,510    2,300
Global Managed Assets Fund........  12/31       1,202         0      160       870      870       870     1,202    1,202      200
Harbor Fund.......................  12/31       1,600         0      300     1,600    1,600     1,600     1,600    1,600      370
High Income Corporate Bond Fund...   8/31       1,595       360    1,030     1,315    1,560     1,560     1,560    1,560    1,170
Tax-Exempt Trust:
 High Yield Municipal Fund........  11/30       2,532         0      780     1,920    1,920     1,920     2,532    2,532      480
Life Investment Trust:
 LIT Asset Allocation
   Portfolio*.....................  12/31       1,627         0      170     1,035    1,035     1,035     1,627    1,627      210
 LIT Domestic Income Portfolio*...  12/31       1,577         0      160       995      995       995     1,577    1,577      200
 LIT Emerging Growth Portfolio*...  12/31       1,487         0      150       925      925       925     1,487    1,487      180
 LIT Enterprise Portfolio*........  12/31       1,677         0      180     1,075    1,075     1,075     1,677    1,677      220
 LIT Global Equity Portfolio......  12/31         925         0      150       925      925       925       925      925      180
 LIT Government Portfolio*........  12/31       1,637         0      170     1,045    1,045     1,045     1,637    1,637      210
 LIT Growth and Income
   Portfolio*.....................  12/31           0         0        0         0        0         0         0        0        0
 LIT Money Market Portfolio*......  12/31       1,577         0      160       995      995       995     1,577    1,577      200
 LIT Real Estate Portfolio*.......  12/31       1,527         0      150       955      955       955     1,527    1,527      190
   Life Investment Trust Total....             12,034         0    1,290     7,950    7,950     7,950    12,034   12,034    1,590

                                                        TRUSTEE
                                    -----------------------------------------------
            FUND NAME               ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
            ---------               --------   -------   -----    ------   --------
World Portfolio Series Trust:
 Global Equity Fund...............      740     1,145     1,230      740     1,070
 Global Government Fund...........      770     1,205     1,300      770     1,130
   World Portfolio Series Trust
     Total........................    1,510     2,350     2,530    1,510     2,200
Global Managed Assets Fund........      870       200       870    1,202       870
Harbor Fund.......................    1,600       370     1,600    1,600     1,600
High Income Corporate Bond Fund...    1,560       780     1,560    1,560     1,560
Tax-Exempt Trust:
 High Yield Municipal Fund........    1,920       480     1,920    2,532     1,920
Life Investment Trust:
 LIT Asset Allocation
   Portfolio*.....................    1,160       210     1,035    1,627     1,035
 LIT Domestic Income Portfolio*...    1,120       200       995    1,577       995
 LIT Emerging Growth Portfolio*...    1,150       180       925    1,487       925
 LIT Enterprise Portfolio*........    1,200       220     1,075    1,677     1,075
 LIT Global Equity Portfolio......      925       180       925      925       925
 LIT Government Portfolio*........    1,170       210     1,045    1,637     1,045
 LIT Growth and Income
   Portfolio*.....................        0         0         0        0         0
 LIT Money Market Portfolio*......    1,120       200       995    1,577       995
 LIT Real Estate Portfolio*.......    1,840       190       955    1,527       955
   Life Investment Trust Total....    9,685     1,590     7,950   12,034     7,950

---------------
* These portfolios of the Life Investment Trust are participating in a separate meeting.

                                                                         ANNEX F

               1996 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                                                                                       TRUSTEE
                                        FISCAL    ---------------------------------------------------------------------------------
                                        YEAR-
              FUND NAME                  END      BRANAGAN   CARUSO   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   REES
              ---------                 ------    --------   ------   -------   -----    -------   -------   ------   ------   ----
World Portfolio Series Trust:
 Global Equity Fund...................   5/31           0       550     400        400      0         500       500      500    250
 Global Government Fund...............   5/31           0       590     410        410      0         510       510      510    250
   World Portfolio Series Trust
     Total............................                  0     1,140     810        810      0       1,010     1,010    1,010    500
Global Managed Assets Fund............  12/31         602         0     160        710      0         400     1,202    1,202    200
Harbor Fund...........................  12/31         992         0     300      1,320      0         740     2,102    2,102    370
High Income Corporate Bond Fund.......   8/31           0       360     640        960      0       1,170     1,170    1,170    390
Tax-Exempt Trust:
 High Yield Municipal Fund............  11/30       1,102         0     780      1,560      0       1,440     2,532    2,532      0
Life Investment Trust:
 LIT Asset Allocation Portfolio*......  12/31         997         0     170        750      0         420     3,532    3,532    210
 LIT Domestic Income Portfolio*.......  12/31         977         0     160        710      0         400     1,577    1,577    200
 LIT Emerging Growth Portfolio*.......  12/31         947         0     150        670      0         360     1,487    1,487    180
 LIT Enterprise Portfolio*............  12/31       1,017         0     180        790      0         440     1,677    1,677    220
 LIT Global Equity Portfolio..........  12/31         947         0     150        670      0         360     1,487    1,487    180
 LIT Government Portfolio*............  12/31       1,007         0     170        760      0         420     1,637    1,637    210
 LIT Growth and Income Portfolio*.....  12/31           0         0       0          0      0           0         0        0      0
 LIT Money Market Portfolio*..........  12/31         977         0     160        710      0         400     1,577    1,577    200
 LIT Real Estate Portfolio*...........  12/31         957         0     150        670      0         380     1,527    1,527    190
   Life Investment Trust Total:.......              7,826         0   1,290      5,730      0       3,180    14,501   14,501  1,590

                                                           TRUSTEE
                                        ----------------------------------------------

              FUND NAME                 ROBINSON   SHEEHAN   SISTO   WHALEN   WOODSIDE
              ---------                 --------   -------   -----   ------   --------
World Portfolio Series Trust:
 Global Equity Fund...................      500       0       515       500       0
 Global Government Fund...............      510       0       565       510       0
   World Portfolio Series Trust
     Total............................    1,010       0     1,080     1,010       0
Global Managed Assets Fund............      870       0         0     1,202       0
Harbor Fund...........................    1,600       0         0     2,102       0
High Income Corporate Bond Fund.......    1,170       0       320     1,170       0
Tax-Exempt Trust:
 High Yield Municipal Fund............    1,920       0         0     2,532       0
Life Investment Trust:
 LIT Asset Allocation Portfolio*......    1,160       0         0     1,627       0
 LIT Domestic Income Portfolio*.......    1,120       0         0     1,577       0
 LIT Emerging Growth Portfolio*.......    1,050       0         0     1,487       0
 LIT Enterprise Portfolio*............    1,200       0         0     1,677       0
 LIT Global Equity Portfolio..........    1,050       0         0     1,487       0
 LIT Government Portfolio*............    1,170       0         0     1,637       0
 LIT Growth and Income Portfolio*.....        0       0         0         0       0
 LIT Money Market Portfolio*..........    1,120       0         0     1,577       0
 LIT Real Estate Portfolio*...........    1,080       0         0     1,527       0
   Life Investment Trust Total:.......    8,950       0         0    12,596       0

-------------------------
*These portfolios of the Life Investment Trust are participating at a separate meeting.

                                                                         ANNEX G

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                                                                                  TRUSTEE
                                  FISCAL    ------------------------------------------------------------------------------------
           FUND NAME             YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    REES
           ---------             --------   --------   ------   -------   -----    -------   -------   ------   ------    ----
World Portfolio Series Trust:
--------------------------------
Global Equity Fund..............   5/31           0     4,152     409        409      0         511       511      511       250
Global Government Fund..........   5/31           0     4,719     417        417      0         519       519      519       250
   World Portfolio Series Trust
     Total......................                  0     8,871     826        826      0       1,030     1,030    1,030       500
Global Managed Assets Fund......  12/31         328     1,497     327        879      0         668     1,186    1,221       208
Harbor Fund.....................  12/31         496     8,551     610      1,634      0       1,233     2,082    2,142    24,019
High Income Corporate Bond
 Fund...........................   8/31           0     8,185     669      1,007      0       1,223     1,223    1,223    32,218
Tax Exempt Trust:
--------------------------------
   High Yield Municipal Fund....  11/30         612     7,730     751      2,067      0       1,541     2,882    2,983         0
Life Investment Trust:
--------------------------------
 LIT Asset Allocation
   Portfolio*...................  12/31         993     5,401     354        951      0         716     1,717    1,709     4,798
 LIT Domestic Income
   Portfolio*...................  12/31         973     4,473     310        860      0         648     1,662    1,655     3,974
 LIT Emerging Growth
   Portfolio*...................  12/31         943         0     326        843      0         618     1,566    1,559       187
 LIT Enterprise Portfolio*......  12/31       1,013     6,273     409      1,050      0         802     1,773    1,765     6,032
 LIT Global Equity Portfolio....  12/31         943         0     320        840      0         618     1,567    1,559       187
 LIT Government Portfolio*......  12/31       1,003     4,422     317        891      0         658     1,726    1,719     6,650
 LIT Growth and Income
   Portfolio*...................  12/31           0         0       0          0      0           0         0        0         0
 LIT Money Market Portfolio*....  12/31         973     3,951     303        828      0         629     1,663    1,656     6,067
 LIT Real Estate Securities
   Portfolio*...................  12/31         953         0     389      1,029      0         797     1,614    1,606       198
   Life Investment Trust
     Total......................              7,794    24,520   2,728      7,292      0       5,486    13,288   13,228    28,093

                                                      TRUSTEE
                                  ------------------------------------------------
           FUND NAME              ROBINSON   SHEEHAN    SISTO    WHALEN   WOODSIDE
           ---------              --------   -------    -----    ------   --------
World Portfolio Series Trust:
--------------------------------
Global Equity Fund..............      511         0      3,865      511         0
Global Government Fund..........      519         0      4,238      519         0
   World Portfolio Series Trust
     Total......................    1,030         0      8,103    1,030         0
Global Managed Assets Fund......    1,133         0        797    1,233         0
Harbor Fund.....................    2,087         0     13,857    2,164         0
High Income Corporate Bond
 Fund...........................    1,223         0     15,426    1,223         0
Tax Exempt Trust:
--------------------------------
   High Yield Municipal Fund....    2,821         0      1,821    2,982         0
Life Investment Trust:
--------------------------------
 LIT Asset Allocation
   Portfolio*...................    1,133         0      6,506    1,725         0
 LIT Domestic Income
   Portfolio*...................    1,095         0      5,479    1,670         0
 LIT Emerging Growth
   Portfolio*...................    1,026         0          0    1,573         0
 LIT Enterprise Portfolio*......    1,169         0      7,898    1,782         0
 LIT Global Equity Portfolio....    1,026         0          0    1,573         0
 LIT Government Portfolio*......    1,144         0      5,615    1,734         0
 LIT Growth and Income
   Portfolio*...................        0         0          0        0         0
 LIT Money Market Portfolio*....    1,096         0      4,988    1,671         0
 LIT Real Estate Securities
   Portfolio*...................    1,054         0          0    1,621         0
   Life Investment Trust
     Total......................    8,743         0     30,486   13,349         0

---------------
* These portfolios of the Life Investment Trust are participating at a separate meeting.

                                                                         ANNEX H

           1996 RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES+

                                                                                      TRUSTEE
                                       FISCAL    ----------------------------------------------------------------------------------
              FUND NAME               YEAR-END   BRANAGAN   CARUSO   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES
              ---------               --------   --------   ------   -------   -----   -------   -------   ------   ------    ----
World Portfolio Series Trust:
-------------------------------------
 Global Equity Fund..................   5/31       $224      $  0    $    0     $25    $1,042      $16     $    0    $104    $  474
 Global Government Fund..............   5/31        224         0         0      25     1,042       16          0     104       474
   World Portfolio Series Trust
     Total...........................               448         0         0      50     2,084       32          0     208       948
Global Managed Assets Fund...........  12/31        583         0         0      70         0       46          0     292         0
Harbor Fund..........................  12/31        629         0         0      71     3,209       47          0     297     2,607
High Income Corporate Bond Fund......   8/31        629         0         0      71     3,209       47          0     297     2,607
Tax-Exempt Trust:
-------------------------------------
 High Yield Municipal Fund...........  11/30        570         0         0      64     3,422       42          0     269     2,370
Life Investment Trust:
-------------------------------------
 LIT Asset Allocation Portfolio*.....  12/31        629         0         0      71     3,906       47          0     297     2,346
 LIT Domestic Income Portfolio*......  12/31        629         0         0      71     3,906       47          0     297     2,346
 LIT Emerging Growth Portfolio*......  12/31        578         0         0      70         0       46          0     292         0
 LIT Enterprise Portfolio*...........  12/31        629         0         0      71     3,772       47          0     297     2,608
 LIT Global Equity Portfolio.........  12/31        578         0         0      70         0       46          0     292         0
 LIT Government Portfolio*...........  12/31        629         0         0      71     3,772       47          0     297     2,608
 LIT Growth and Income Portfolio*....  12/31          0         0         0       0         0        0          0       0         0
 LIT Money Market Portfolio*.........  12/31        629         0         0      71     3,772       47          0     297     2,608
 LIT Real Estate Securities
   Portfolio*........................  12/31        578         0         0      70         0       46          0     292         0
   Life Investment Trust Total.......             4,879         0         0     565    19,128      373          0   2,361    12,516

                                                           TRUSTEE
                                       -----------------------------------------------
              FUND NAME                ROBINSON   SHEEHAN   SISTO    WHALEN   WOODSIDE
              ---------                --------   -------   -----    ------   --------
World Portfolio Series Trust:
-------------------------------------
 Global Equity Fund..................   $    0    $    0    $  495    $ 71     $1,042
 Global Government Fund..............        0         0       495      71      1,042
   World Portfolio Series Trust
     Total...........................        0         0       990     142      2,084
Global Managed Assets Fund...........        0         0     1,018     198          0
Harbor Fund..........................        0         0     1,260     203      3,772
High Income Corporate Bond Fund......        0         0     1,260     203      3,722
Tax-Exempt Trust:
-------------------------------------
 High Yield Municipal Fund...........        0         0     1,193     182      3,422
Life Investment Trust:
-------------------------------------
 LIT Asset Allocation Portfolio*.....        0         0     1,325     202      3,906
 LIT Domestic Income Portfolio*......        0         0     1,325     202      3,906
 LIT Emerging Growth Portfolio*......        0         0       917     197          0
 LIT Enterprise Portfolio*...........        0         0     1,315     201      3,772
 LIT Global Equity Portfolio.........        0         0       917     197          0
 LIT Government Portfolio*...........        0         0     1,315     201      3,772
 LIT Growth and Income Portfolio*....        0         0         0       0          0
 LIT Money Market Portfolio*.........        0         0     1,315     201      3,772
 LIT Real Estate Securities
   Portfolio*........................        0         0       917     197          0
   Life Investment Trust Total.......        0         0     9,346   1,598     19,128

---------------
* These portfolios of the Life Investment Trust are participating at a separate meeting.
+ Asset Management has reimbursed each AC Fund for expenses related to the retirement plan through December 31, 1996.

                                                                         ANNEX I
                          LIST OF 5% BENEFICIAL OWNERS
                             (AS OF APRIL 4, 1997)

                                           NAME AND ADDRESS OF
                FUND                         BENEFICIAL OWNER        AMOUNT OF OWNERSHIP   PERCENT
                ----                       -------------------       -------------------   -------
LIT GLOBAL EQUITY PORTFOLIO            Van Kampen Am Cap Dist Inc        95,241.275         42.40%
                                       Attn: Dominick Cogliandro
                                       One Chase Manhattan Plaza
                                       37th Fl
                                       New York, NY 10005

                                       Nationwide Life Insurance Co      83,146.055         37.02%
                                       Nationwide VLI Separate
                                       Account
                                       C/O IPO Portfolio Accounting
                                       PO Box 182029
                                       Columbus, OH 43218-2029

                                       Nationwide Life Insurance Co      46,237.123         20.58%
                                       Nationwide Variable Separate
                                       Account 3
                                       C/O IPO Portfolio Accounting
                                       P.O. Box 182029
                                       Columbus, OH 43218-2029


                                                                         ANNEX J

  The table below sets forth the year in which each of the incumbent nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees.

        TRUST         BRANAGAN   HEAGY(1)   KENNEDY   NELSON   ROONEY   ROBINSON   SISTO   WHALEN
        -----         --------   --------   -------   ------   ------   --------   -----   ------
Life Investment Trust
  Global Equity
  Portfolio..........   1995        1995     1995      1995     1997      1995     1995     1995
Global Managed
  Assets.............   1993        1995     1995      1995     1997      1995     1993     1995
World Portfolio Series Trust
  Global Equity
    Fund.............   1991        1995     1995      1995     1997      1995     1990     1995
  Global Government
    Securities
    Fund.............   1991        1995     1995      1995     1997      1995     1990     1995
Harbor Fund..........   1991        1995     1995      1995     1997      1995     1979     1995
High Income Corporate
  Bond Fund..........   1991        1995     1995      1995     1997      1995     1979     1995
Tax-Exempt Trust
  High Yield
    Municipal Fund...   1991        1995     1995      1995     1997      1995     1984     1995

---------------
(1) Ms. Heagy was appointed by the Trustees to the Board in 1995 in order to fill a vacancy created by an increase in the number of trustees of the Fund and has not been previously elected by shareholders. Mr. Rooney was appointed by the Trustees to the Board in 1997 in order to fill a vacancy created by the retirement of a former trustee and has not been previously elected by shareholders. Each of the other incumbent trustees was last approved by shareholders of the respective Trust at a joint meeting of shareholders held on July 21, 1995.

                                                                         ANNEX K

  The following table indicates the size of each investment company advised by MSAM that has an investment objective similar to the Global Funds and the respective advisory fee rate. Funds with fees subject to waivers are indicated by an "*".

       OTHER FUNDS WITH           ASSETS AS OF           ANNUAL RATE OF MSAM'S
       SIMILAR OBJECTIVE             3/31/97                 ADVISORY FEES
       -----------------          ------------           ---------------------
Morgan Stanley Institutional Fund, Inc.*
  Global Equity................   $ 86,950,074     0.80% of average daily net assets
  Global Fixed Income..........     99,985,239     0.50% of average daily net assets
Morgan Stanley Fund, Inc.*
  Global Equity Allocation
    Fund.......................   $158,340,180     1.00% of average daily net assets
  Global Fixed Income Fund.....      9,215,633     0.75% of average daily net assets
Morgan Stanley Universal Funds, Inc.*
  Global Equity Portfolio......   $          0(1)  .80% of first $500 million
                                                   .75% from $500 million to $1
                                                   billion
                                                   .70% on excess over $1 billion as
                                                   a percentage of average daily net
                                                   assets
Fortis Series Fund
  Global Asset Allocation
    Series.....................   $ 40,640,013     .50 of 1% of first $100 million
                                                   .40 of 1% on excess over $100
                                                   million of average daily net
                                                   assets
NASL Series Trust
  Global Equity Trust..........   $731,373,891     .500% of first $50,000,000
                                                   .450% between $50,000,000 and
                                                   $200,000,000
                                                   .375% between $200,000,000 and
                                                   $500,000,000
                                                   .325% on excess over $500,000,000
                                                   of the current value of net assets
                                                   of the Portfolio
North American Funds
  Global Equity Fund...........   $115,766,352     .500% of first $50,000,000
                                                   .450% between $50,000,000 and
                                                   $200,000,000
                                                   .375% between $200,000,000 and
                                                   $500,000,000
                                                   .325% on excess over $500,000,000
                                                   of the current value of net assets
                                                   of the Portfolio

---------------
(1) Fund has not yet commenced operations.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

     ------- A Wealth of Knowledge(R)  A Knowledge of Wealth(TM) -------
                         VAN KAMPEN AMERICAN CAPITAL
                                                                     SUB

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX FUND

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX FUND (the "Fund") hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997 at 11:00 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   FOR EACH FUND: to approve a new investment advisory           FOR    AGAINST   ABSTAIN
                      agreement;                                                    [ ]      [ ]       [ ]
                 2a.  FOR GLOBAL MANAGED ASSETS FUND, GLOBAL EQUITY FUND, GLOBAL
                      GOVERNMENT FUND AND LIT GLOBAL EQUITY FUND: To approve a new subadvisory agreement with Morgan Stanley Asset Management
                      Inc.
                 2b.  FOR HIGH YIELD MUNICIPAL FUND: To approve a new subadvisory agreement with Van Kampen American Capital Advisors, Inc.

                 3.   FOR EACH FUND: authority to vote for the election as
                      Trustee, the nominees named below:                            FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX,
                      XXXXXXX, XXXXXXX, XXXXXXX, XXXXXXX
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                      ------------------------------------------------------------
                      FOR CORPORATE HIGH INCOME BOND FUND:
                 4.
                      4A. To approve an amendment to its fundamental investment
                      policy regarding unseasoned issuers;
                                                                                    FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      4B. To approve an amendment to its fundamental investment
                      policy regarding diversification;
                                                                                    FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      4C. To approve an amendment to its fundamental investment
                      policy regarding foreign securities;
                                                                                    FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      FOR HARBOR FUND: To approve an amendment to its fundamental
                 5.   investment policy regarding real estate investment trusts;    FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      FOR EACH FUND: To approve the proposal to ratify Price
                 6.   Waterhouse LLP as independent accountants for the Fund's      FOR    AGAINST   ABSTAIN
                      current fiscal year; and                                      [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 7.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON MAY 28, 1997.

                                                Date                   , 1997
                                                    -------------------

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.